Exhibit 3.21

Delaware PAGE 1 The First State I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON FILE OF “WILD OATS MARKETS, INC.” AS RECEIVED AND FILED IN THIS OFFICE. THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED: CERTIFICATE OF INCORPORATION, FILED THE THIRTY-FIRST DAY OF MAY, A.D. 1996, AT 9 O’CLOCK A.M. RESTATED CERTIFICATE, FILED THE TWELFTH DAY OF JULY, A.D. 1996, AT 9:01 O’CLOCK A.M. CERTIFICATE OF OWNERSHIP, FILED THE TWELFTH DAY OF JULY, A.D. 1996, AT 9:02 O’CLOCK A.M. CERTIFICATE OF MERGER, CHANGING ITS NAME FROM “WO HOLDINGS, INC.” TO “WILD OATS MARKETS, INC.”, FILED THE TWELFTH DAY OF JULY, A.D. 1996, AT 9:03 O’CLOCK A.M. AND I DO HEREBY FURTHER CERTIFY THAT THE EFFECTIVE DATE OF THE AFORESAID CERTIFICATE OF MERGER IS THE FOURTEENTH DAY OF JULY, A.D. 1996. CERTIFICATE OF AMENDMENT, FILED THE FIFTEENTH DAY OF OCTOBER, A.D. 1996, AT 4:30 O’CLOCK P.M. RESTATED CERTIFICATE, FILED THE TWENTY-EIGHTH DAY OF  [ILLEGIBLE] Harriet Smith Windsor, Secretary of State 2629180 8100H AUTHENTICATION: 5990219 071002954 DATE: 09-11-07

Delaware PAGE 2 The First State OCTOBER, A.D. 1996, AT 8:45 O’CLOCK A.M. CERTIFICATE OF CORRECTION, FILED THE TENTH DAY OF JANUARY, A.D. 1997, AT 9 O’CLOCK A.M. CERTIFICATE OF OWNERSHIP, FILED THE SEVENTEENTH DAY OF JANUARY, A.D. 1997, AT 9 O’CLOCK A.M. CERTIFICATE OF OWNERSHIP, FILED THE SEVENTEENTH DAY OF JANUARY, A.D. 1997, AT 9:01 O’CLOCK A.M. CERTIFICATE OF OWNERSHIP, FILED THE SEVENTEENTH DAY OF JANUARY, A.D. 1997, AT 9:02 O’CLOCK A.M. CERTIFICATE OF OWNERSHIP, FILED THE SIXTEENTH DAY OF JANUARY, A.D. 1998, AT 9 O’CLOCK A.M. AND I DO HEREBY FURTHER CERTIFY THAT THE EFFECTIVE DATE OF THE AFORESAID CERTIFICATE OF OWNERSHIP IS THE NINETEENTH DAY OF JANUARY, A.D. 1998. CERTIFICATE OF OWNERSHIP, FILED THE FOURTH DAY OF MAY, A.D. 1998, AT 11:40 O’CLOCK A.M. CERTIFICATE OF DESIGNATION, FILED THE TWENTIETH DAY OF MAY, A.D. 1998, AT 12 O’CLOCK P.M. CERTIFICATE OF OWNERSHIP, FILED THE TWENTY-FIFTH DAY OF SEPTEMBER, A.D. 1998, AT 9 O’CLOCK A.M.  [ILLEGIBLE] Harriet Smith Windsor, Secretary of State 2629180 8100H AUTHENTICATION: 5990219 071002954 DATE: 09-11-07

Delaware PAGE 3 The First State CERTIFICATE OF OWNERSHIP, FILED THE TWENTY-EIGHTH DAY OF MAY, A.D. 1999, AT 9 O’CLOCK A.M. AND I DO HEREBY FURTHER CERTIFY THAT THE EFFECTIVE DATE OF THE AFORESAID CERTIFICATE OF OWNERSHIP IS THE THIRTIETH DAY OF MAY, A.D. 1999. CERTIFICATE OF MERGER, FILED THE TWENTY–SEVENTH DAY OF SEPTEMBER, A.D. 1999, AT 9 O’CLOCK A.M. CERTIFICATE OF AMENDMENT, FILED THE FIRST DAY OF NOVEMBER, A.D. 1999, AT 9 O’CLOCK A.M. CERTIFICATE OF OWNERSHIP, FILED THE TWENTY-FIFTH DAY OF OCTOBER, A.D. 2000, AT 9 O’CLOCK A.M. AND I DO HEREBY FURTHER CERTIFY THAT THE EFFECTIVE DATE OF THE AFORESAID CERTIFICATE OF OWNERSHIP IS THE TWENTY-SIXTH DAY OF OCTOBER, A.D. 2000, AT 12:01 O’CLOCK A.M. CERTIFICATE OF DESIGNATION, FILED THE TWENTIETH DAY OF MAY, A.D. 2004, AT 5:42 O’CLOCK P.M. CERTIFICATE OF MERGER, FILED THE THIRTY-FIRST DAY OF AUGUST, A.D. 2007, AT 1:05 O’CLOCK P.M. AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE [ILLEGIBLE] Harriet Smith Windsor, Secretary of State 2629180 8100H AUTHENTICATION: 5990219 071002954 DATE: 09-11-07

Delaware PAGE 4 The First State AFORESAID CORPORATION, “WILD OATS MARKETS, INC.”. [ILLEGIBLE] Harriet Smith Windsor, Secretary of State 2629180 8100H AUTHENTICATION: 5990219 071002954 DATE: 09-11-07

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 09:00 AH 05/31/1996 960157959 - 2629180 ARTICLES OF INCORPORATION OF WO HOLDINGS, INC. ARTICLE ONE The name of the corporation is WO HOLDINGS, INC. (hereinafter called the “Corporation”). ARTICLE TWO The address of the Corporation’s registered office in the State of Delaware is 1013 Centre Road, Wilmington, County of New Castle, Delaware 19805. The name of its registered agent at such address is The Corporation Service Company. ARTICLE THREE The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware. ARTICLE FOUR The total number of shares of capital stock which the Corporation shall have the authority to issue is 100 shares of Common Stock, par value $.01 per share. ARTICLE FIVE The name and the mailing address of the incorporator are as follows: Name Address Jeffrey M. Knetsch c/o Brownstein Hyatt Farber & Strickland, P.C. 410 Seventeenth Street, 22nd Floor Denver, Colorado 80202-4437

ARTICLE SIX The Corporation is to have perpetual existence. ARTICLE SEVEN The Corporation expressly elects not to be governed by Section 203 of the General Corporation Law of the State of Delaware. ARTICLE EIGHT No director shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty by such person as a director. Notwithstanding the foregoing sentence, a director shall be liable to the extent provided by applicable law (i) for breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. No amendment to or repeal of this Article Eight shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment. ARTICLE NINE Section 1. Nature of Indemnity. Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he (or a person of which he is the legal representative) is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee, fiduciary or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee, fiduciary or agent or in any other capacity while serving as a director, officer, employee, fiduciary or agent, shall be indemnified and held harmless by the Corporation to the fullest extent which it is empowered to do so by the General Corporation Law of the State of Delaware, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment) against all expense, liability and loss (including attorney’s fees actually and reasonably incurred by such person in connection with such proceeding) and such Indemnification shall inure to the benefit of such person’s heirs, executors and administrators; provided, however, that except as provided in - 2 -

Section 2 of this Article Nine, the Corporation shall not indemnify any such person in connection with a proceeding initiated by such person unless such proceeding was authorized by the Board of Directors of the Corporation. The Corporation may, by action of the Board of Directors, provide indemnification to employees and agents of the Corporation with the same scope and effect as the foregoing indemnification of directors and officers. Section 2. Procedure for Indemnification of Directors and Officers. Any indemnification of a director or officer of the Corporation under Section 1 of this Article Nine or advance of expenses under Section 5 of this Article Nine shall be made promptly and, in any event within 30 days, upon the written request of the director or officer. If a determination by the Corporation that the director of officer is entitled to indemnification pursuant to this Article Nine is required, and the Corporation fails to respond within 60 days to a written request for indemnity, the Corporation shall be deemed to have approved the request. If the Corporation denies a written request for indemnification or advancing of expenses, in whole or in part, or if payment in full pursuant to such request is not made within 30 days, the right to indemnification or advances as granted by this Article Nine shall be enforceable by the director or officer in any court of competent jurisdiction. Such person’s costs and expenses incurred in connection with successfully establishing his right to Indemnification, in whole or in part, in any such action shall also be indemnified by the Corporation. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the General Corporation Law of the State of Delaware for the Corporation to indemnify the claimant for the amount claimed, but the burden of such defense shall be on the Corporation. Neither the failure of the Corporation (including the Board of Directors, independent legal counsel or its stockholders) to have made a determination prior 10 the commencement of such action that indemnification of the claimant is proper in the circumstances because such person met the applicable standard of conduct set forth in the General Corporation Law of the State of Delaware, nor an actual determination by the Corporation (Including its Board of Directors, independent legal counsel or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct. Section 3. Nonexclusivity of Article Nine. The rights to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred In this Article Nine shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, certificate of incorporation, bylaw, agreement, vote of stockholders or disinterested directors or otherwise. Section 4. Insurance. The Corporation may purchase and maintain insurance on its own behalf and on behalf of any person who is or was a director, officer, employee, fiduciary or agent of the Corporation or was serving at the request of the - 3 -

Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and Incurred by such person In any such capacity, whether or not the Corporation would have the power to indemnify such person against such liability under this Article Nine. Sections 5. Expenses. Unless the Board of Directors shall have determined that a person described in Section 1 of this Article Nine has failed to meet the applicable standard of conduct for indemnification under the Delaware General Corporation Law, expenses Incurred by such person in defending a proceeding shall be paid by the Corporation in advance of such proceeding’s final disposition upon receipt of an undertaking by or on behalf of such person to repay such amounts if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation. Such expenses incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Board of Directors deems appropriate. Section 6. Employees and Agents. Persons who are not covered by the foregoing provisions of this Article Nine and who are or were employees or agents of the Corporation, or who are or were serving at the request of the Corporation as employees or agents of another corporation, partnership, joint venture, trust or other enterprise, may be indemnified to the extent authorized at any time or from time to time by the Board of Directors. Section 7. Contract Rights. The provisions of this Article Nine shall be deemed to be a contract right between the Corporation and each director or officer who serves in any such capacity at any time while this Article Nine and the relevant provisions of the General Corporation Law of the State of Delaware or other applicable law are in effect, and any repeal or modification of this Article Nine or any such law shall not affect any rights or obligations then existing with respect to any state of facts or proceeding then existing. Section 8. Merger or Consolidation. For purposes of this Article Nine, references to “the Corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under this Article Nine with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued. - 4 -

ARTICLE TEN The Corporation reserves the right to amend or repeal any provisions contained in this Certificate of Incorporation from time to time and at any time in the manner now or hereafter prescribed by the laws of the State of Delaware, and all rights conferred upon stockholders and directors are granted subject to such reservation. ARTICLE ELEVEN The Board of Directors shall have the power to adopt, amend or repeal the Corporation’s Bylaws, except as may be otherwise be provided in the Bylaws. I, the undersigned, being the sole incorporator hereinbefore named, for the purpose of forming a corporation in pursuance of the General Corporation Law of the State of Delaware, do make and file this Certificate, hereby declaring and certifying that the facts herein stated are true, and accordingly have hereunto sat by hand this 30th day of May 1996. [ILLEGIBLE] Jeffrey M. Knetsch, Incorporator 165398 - 5 -

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 09:01 AM 07/12/1996 960204054 - 2629180 AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF WO HOLDINGS, INC. a Delaware corporation I. The undersigned, S.M. Hassan, hereby certifies that: ONE: He is the duly elected and acting President of WO Holdings, Inc. TWO: The corporation’s original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on May 31, 1996. THREE: This Amended and Restated Certificate of Incorporation restates, integrates and amends the corporation’s Certificate of Incorporation filed on May 31, 1996 and has been duly adopted in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware. FOUR: The text of the Amended and Restated Certificate of Incorporation of this corporation is hereby amended and restated to road in its entirety as follows: II. The name of this corporation is WO HOLDINGS, INC. III. The address of the registered office of the corporation in the State of Delaware is The Prentice-Hall Corporation System, Inc., 1013 Centre Road. Wilmington, Delaware 19805. The name of its registered agent at such address is The Prentice-Hall Corporation System, inc. IV. The purpose of this corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware. A. CLASSES OF STOCK. This corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the corporation is authorized to issue is six million five hundred thousand (6,500,000), of which four million seven hundred one thousand four hundred seventy six (4,700,476) shares shall be Common Stock and one million seven hundred ninety-eight 16677 v2/BD CV9021.DOC 071196 1.

thousand five hundred twenty-four (1,799,168) shares shall be Preferred Stock. The Common Stock shall have a par value of $.001 per share and the Preferred Stock shall have a par value of $.001 per share. B. RIGHTS, PREFERENCES AND RESTRICTIONS OF PREFERRED STOCK. The Preferred Stock authorized by this Certificate of Incorporation shall be divided into series. The first series shall consist of 168,598 shares and is designated “Series A Preferred Stock.” The second series shall consist of 1,606 shares and is designated “Series B Preferred Stock.” The third series shall consist of 419,471 shares and is designated “Series C Preferred Stock.” The fourth series shall consist of 355,829 shares and is designated “Series D Preferred Stock.” The fifth series shall consist of 853,664 shares and is designated “Series E Preferred Stock.” The rights, preferences, privileges, and restrictions granted to and imposed on the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, Series D Preferred Stock and the Series E Preferred Stock are as set forth below in this Article IV(B). Any shares of authorized and unissued shares of Preferred Stock which have not been designated in a series may be issued from time to time in one or more series. The Board of Directors of the corporation (the “Board of Directors”) is hereby authorized to provide for the issuance of all or any of the authorized and unissued shares of the Preferred Stock (which have not been designated in a series) in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designations, preferences, and relative, participating, optional or other rights, and such qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such shares (a “Preferred Stock Designation”) and as may be permitted by the General Corporation Law of the State of Delaware. Subject to compliance with applicable protective voting rights which have been or may be granted to the Preferred Stock or any series thereof in a Preferred Stock Designation or the corporation’s Certificate of Incorporation (“Protective Provisions”), the rights, privileges, preferences and restrictions of any such additional series may be subordinated to, pari passu with (including, without limitation, inclusion of provisions with respect to liquidation and acquisition preferences, redemption and/or approval of matters by vote or written consent), or senior to any of those of any present or future class or series of Preferred or Common Stock. Subject to compliance with applicable Protective Provisions, the Board of Directors is also authorized to increase or decrease the number of shares of any series (other than the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock and the Series E Preferred Stock), prior or subsequent to the issuance of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series. 1. Dividend Provisions. Subject to the rights of any series of Preferred Stock which may from time to time come into existence, the holders of shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and the Series E Preferred Stock shall be entitled to receive dividends, out of any assets 16677 v2/BD CV9021.DOC 071196 2.

legally available therefor, prior and in preference to any declaration or payment of any dividend (payable other than in Common Stock or other securities and rights convertible into or entitling the holder thereof to receive, directly or indirectly, additional shares of Common Stock of this corporation) on the Common Stock of this corporation, in an amount equal to that declared on a share of Common Stock into which each such share of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock could then be converted. No dividends (other than those payable in Common Stock or other securities and rights convertible into or entitling the holder thereof to receive, directly or indirectly, additional shares of Common Stock of this corporation) shall be paid on any Common Stock of the corporation during any fiscal year of the corporation until dividends on the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock shall have been paid or declared and set apart during that fiscal year. Dividends (other than those payable in Common Stock or other securities and rights convertible into or entitling the holder thereof to receive, directly or indirectly, additional shares of Common Stock of this corporation) shall be paid contemporaneously and, if payment is less than full, then ratably to the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock. 2. Liquidation Preferences. a. In the event of any liquidation, dissolution or winding up of this corporation, either voluntary or involuntary, subject to the rights of any series of Preferred Stock which may from time to time come into existence, the holders of Series E Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets of this corporation to the holders of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Common Stock by reason of their ownership thereof, an amount per share equal to the greater of (A) the sum of (i) $33.364 for each outstanding share of Series E Preferred Stock (the “Original Series E Issue Price”) as adjusted to reflect any share split, dividend, combination, reclassification or similar event involving the Series E Preferred Stock and (ii) an amount equal to a 10% rate of return compounded annually, from the date of issuance of such stock through the date on which such payment is made, on the Original Series E Issue Price or (B) the value such holder would receive if each outstanding share of the Series E Preferred Stock had been converted into Common Stock pursuant to Section 3 hereof immediately prior to such liquidation, dissolution or winding up of this corporation. If upon the occurrence of such event, the assets and funds to be distributed among the holders of the Series E Preferred Stock are insufficient to permit the payment to such holders of the full aforesaid preferential amounts, then, subject to the rights of any series of Preferred Stock which may from time to time come into existence, the entire assets and funds of the corporation legally available for distribution shall be distributed ratably among the holders of the Series E Preferred Stock in proportion to the amount of such stock owned by each such holder. Subject to the payment in full of the liquidation preferences of the Series E Preferred Stock as provided above in this subparagraph (a) and to the rights of any series of Preferred 16677 v2/BD CV9021.DOC 071196 3.

Stock which may from time to time come into existence, upon any such liquidation, dissolution or winding up of this corporation, either voluntary or involuntary, the holders of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets of this corporation to the holders of Common Stock by reason of their ownership thereof, an amount per share equal to the greater of (A) the sum of (i) the “Original Series A Issue Price,” “Original Series B Issue Price,” “Original Series C Issue Price” or “Original Series D Issue Price,” as applicable for each outstanding share of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, as adjusted to reflect any share split, dividend, combination, reclassification or similar event involving the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock, and (ii) (w) in the case of the Series A Preferred Stock an amount equal to a 10% rate of return compounded annually from July 3, 1993 on the Original Series A Issue Price, (x) in the case of the Series B Preferred Stock, an amount equal to a 10% rate of return compounded annually from the date of issuance thereof on the Original Series B Issue Price (y) in the case of the Series C Preferred Stock an amount equal to a 10% rate of return compounded annually from November 14, 1994 on the Original Series C Issue Price, or (z) in the case of the Series D Preferred Stock, an amount equal to a 10% rate of return compounded annually from February 28, 1995 on the Original Series D Issue Price through the date on which such payment is made, or (B) the value such holder would have received if each share of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock, as applicable, had been converted into Common Stock pursuant to Section 3 hereof immediately prior to such liquidation, dissolution or winding up of this corporation. If upon the occurrence of such event, the assets and funds to be distributed among the holders of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock are insufficient to permit the payment to such holders of the full aforesaid preferential amounts, then, subject to the payment in full of the liquidation preferences of the Series E Preferred Stock as provided in this subparagraph (a) and to the rights of any series of Preferred Stock which may from time to time come into existence, the entire assets and funds of the corporation legally available for distribution to the holders of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock shall be distributed ratably among such holders in proportion to the amount of: (i) with respect to the holders of Series A Preferred Stock, the product of the Original Series A Issue Price plus the 10% rate of return on the Series A Issue Price as set forth above, multiplied by the number of shares of Series A Preferred Stock then held by such holder; (ii) with respect to the holders of Series B Preferred Stock, the product of the Original Series B Issue Price plus the 10% rate of return on the Series B Issue Price as set forth above, multiplied by the number of shares of Series B Preferred Stock then held by such holder; (iii) with respect to the Series C Preferred Stock, the product of the Original Series C Issue Price plus the 10% rate of return on the Series C Issue Price as set forth above, multiplied by the number of shares of Series C Preferred Stock then held by such holder; and (iv) with respect to the Series D Preferred Stock, the product of the Original Series D Issue Price plus the 10% rate of return on the Series D Issue Price as set forth above, multiplied by the number of shares of Series D Preferred Stock then held by such holder. The Original Series A Issue Price is $12.46, the 16677 v2/BD CV9021.DOC 071196 4.

Original Series B Issue Price is $18.04, the Original Series C Issue Price is $30.216 and the Original Series D Issue Price is $23.89. b. After the completion of the distributions required by subparagraph (a) of this Section 2 and any other distribution which may be required with respect to any series of Preferred Stock which may from time to time come into existence, the assets of this corporation available for distribution to stockholders upon any liquidation, dissolution or winding up of this corporation, whether voluntary or involuntary, shall be distributed among the holders of Common Stock pro rata based on the number of shares of Common Stock held by each. c. Whenever any distribution provided for in this Section 2 shall be payable in property other than cash, the value of such distribution shall be the fair market value of such property as determined in good faith by the Board of Directors. d. Any acquisition of the corporation by means of merger or other form of corporate reorganization in which outstanding shares of this corporation are exchanged for securities or other consideration issued by the acquiring corporation or its subsidiary (other than a mere reincorporation transaction), or a sale, conveyance or disposition of all or substantially all of the assets of this corporation or the effectuation by this corporation of a transaction or series of related transactions in which more than 50% of the voting power of this corporation is disposed of (other than the Public Offering (as defined herein) or any transfer of shares of the Company’s securities to any of the parties to, and pursuant to the terms of, that certain Stockholders Agreement dated as of July 12, 1996 (the “Stockholders Agreement”) by and among this corporation and the stockholders named therein) shall be deemed to be a liquidation, dissolution or winding up within the meaning of this Section 2. 3. Conversion. The holders of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and the Series E Preferred Stock shall have conversion rights as follows (the “Conversion Rights”): a. Right to Convert. (i) Each share of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock shall be convertible, without payment of any additional consideration by the holder thereof, at the option of the holder thereof, at any time after the date of issuance of such share and on or prior to the fifth day prior to any Series A Redemption Date, Series B Redemption Date, Series C Redemption Date, Series D Redemption Date or Series E Redemption Date (as such terms are defined in Section 4 of this Article IV(B)), at the office of this corporation or any transfer agent for the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Original Issue Price for such share by the Conversion Price at the time in effect for such share. The Original Issue Price and the initial Conversion Price per share for shares of 16677 v2/BD CV9021.DOC 071196 5.

Series A Preferred Stock shall be the Original Series A Issue Price, the Original Issue Price and the initial Conversion Price per share for shares of Series B Preferred Stock shall be the Original Series B Issue Price, the Original Issue Price and the initial Conversion Price per share for shares of Series C Preferred Stock shall be the Original Series C Issue Price (except that the Original Issue Price and the initial Conversion Price per share for shares of Series C Preferred Stock shall be the Original Series D Issue Price solely for the purposes of determining the number of shares of Common Stock or other securities or assets issuable upon conversion of shares of Series C Preferred Stock and any adjustments to such Conversion Price pursuant to this Section 3, provided, however, that the Original Series C Issue Price shall not be affected for any other purpose), the Original Issue Price and the initial Conversion Price per share for shares of Series D Preferred Stock shall be the Original Series D Issue Price and the Original Issue Price and the initial Conversion Price per share for the Series E Preferred Stock shall be the Original Series E Issue Price; provided, however, that the Conversion Price for the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock shall be subject to adjustment as set forth in subsection 3(c) after July 12, 1996. (ii) Each share of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock shall automatically be converted into shares of Common Stock at the applicable Conversion Price at the time in effect for such Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock immediately upon the consummation of the corporation’s sale of its Common Stock in a firm commitment underwriting pursuant to a registration statement on Form S-1 or similar form under the Securities Act of 1933, as amended, where (i) the gross proceeds to this corporation are not less than $20,000,000, and (ii) the product of the price per share to the public of the Common Stock times the number of shares of Common Stock outstanding immediately prior to the consummation of the underwritten sale (including any shares of Common Stock then issued or issuable upon conversion of the Preferred Stock) shall be not less than $140,000,000 (the “Public Offering”). b. Mechanics of Conversion. Before any holder of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock shall be entitled to convert the same into shares of Common Stock, such holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of this corporation or of any transfer agent for the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock, and shall give written notice by messenger, courier or mail, postage prepaid, to this corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. This corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to 16677 v2/BD CV9021.DOC 071196 6.

have been made immediately prior to the close of business on the date of such surrender of the shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date. If the conversion is in connection with an underwritten offering of securities registered pursuant to the Securities Act of 1933, as amended, the conversion may, at the option of any holder tendering Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock for conversion, be conditioned upon the closing with the underwriter of the sale of securities pursuant to such offering, in which event the person(s) entitled to receive the Common Stock issuable upon such conversion of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock shall not be deemed to have converted such Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock until immediately prior to the closing of such sale of securities. c. Conversion Price Adjustments of Preferred Stock. The Conversion Price of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock shall be subject to adjustment from time to time as follows: (i) (A) With respect to the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, if at any time or from time to time after July 12, 1996 (the “Series E Purchase Date”) this corporation issues or sells, or is deemed by the express provisions of this subsection 3(c)(i) to have issued or sold, any Additional Stock (as defined below) for consideration per share which is less than both the fair market value of such Additional Stock as of the date of issuance and the Conversion Price for the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock, as applicable, in effect immediately prior to such issuance, then in each such case, the then existing Conversion Price for the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock, as applicable, shall be forthwith reduced to the per share price received or deemed received by this corporation upon such issuance or sale, or deemed issuance or sale, of such Additional Stock. Any adjustment to the Conversion Price for the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and/or Series E Preferred Stock pursuant to me preceding sentence shall be effective as of the opening of business on the date of the issuance or sale, or deemed issuance or sale, of such Additional Stock by this corporation. Whenever this corporation issues or sells, or is deemed to issue or sell, any Additional Stock, the per share fair market value of the Additional Stock as of the date of such issuance or sale, or deemed issuance or sale, shall be determined in good faith by a majority of the disinterested directors on this corporation’s Board of Directors; provided, however, that in the event any issuance or sale, or deemed issuance or sale, of Additional Stock represents fifteen percent (15%) or more of the Common Stock outstanding immediately following such 16677 v2/BD CV9021.DOC 071196 7.

actual or deemed issuance or sale, then the per share fair market value of such Additional Stock shall be determined by an independent third party appraiser to be mutually selected by a majority of disinterested directors and the Investor Representatives (as defined in the Stockholders Agreement). (B) No adjustment of the Conversion Price for the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock pursuant to this subsection 3(c)(i) shall be made in an amount less than one cent per share, provided that any adjustments which are not required to be made by reason of this sentence shall be carried forward and shall be either taken into account in any subsequent adjustment made prior to 3 years from the date of the event giving rise to the adjustment being carried forward, or shall be made at the end of 3 years from the date of the event giving rise to the adjustment being carried forward, Except to the limited extent provided for in subsections (E)(3) and (E)(4), no adjustment of such Conversion Price pursuant to this subsection 3(c)(i) shall have the effect of increasing the Conversion Price above the Conversion Price in effect immediately prior to such adjustment. (C) In the case of the issuance of Common Stock for cash, the consideration shall be deemed to be the amount of cash paid therefor before deducting any discounts, commissions or other expenses allowed, paid or incurred by this corporation for any underwriting or otherwise in connection with the issuance and sale thereof. (D) In the case of the issuance of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined by the Board of Directors irrespective of any accounting treatment. (E) Solely for the purpose of calculating the amount of any adjustment which is required, in the case of the issuance of options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock or options to purchase or rights to subscribe for such convertible or exchangeable securities (which are not excluded from the definition of Additional Stock), the following provisions shall apply for all purposes of this subsection 3(c)(i) and subsection 3(c)(ii): (1) The aggregate maximum number of shares of Common Stock deliverable upon exercise of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subsections 3(c)(i)(C) and (c)(i)(D)), if any, received by the corporation upon the issuance of such options or rights plus the minimum exercise price provided in such options or rights for the Common Stock covered thereby. (2) The aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange for any such convertible or 16677 v2/BD CV9021.DOC 071196 8.

exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration, if any, received by the corporation for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the minimum additional consideration, if any, to be received by the corporation upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in subsections 3(c)(i)(C) and (c)(i)(D)). (3) In the event of any change in the number of shares of Common Stock deliverable or in the consideration payable to this corporation upon exercise of such options or rights or upon conversion or in exchange for such convertible or exchangeable securities, including, but not limited to, a change resulting from the antidilution provisions thereof, the applicable Conversion Price of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, to the extent in any way affected by or computed using such options, rights or securities, shall be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of Common Stock or any payment of such consideration upon the exercise of any such options or rights or the conversion or exchange of such securities. (4) Upon the expiration of any such options or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the applicable Conversion Price of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, to the extent in any way affected by or computed using such options, rights or securities or options or rights related to such securities, shall be recomputed to reflect the issuance of only the number of shares of Common Stock (and convertible or exchangeable securities which remain in effect) actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities. (5) The number of shares of Common Stock deemed issued and the consideration deemed paid therefor pursuant to subsections 3(c)(i)(E)(l) and (2) shall be approximately adjusted to reflect any change, termination or expiration of the type described in either subsection 3(c)(i)(E)(3) or (4). (ii) “Additional Stock” shall mean any shares of Common Stock issued (or deemed to have been issued pursuant to subsection 3(c)(i)(E)) by this corporation after the Series E Purchase Date, other than shares of Common Stock issued or issuable: (a) upon conversion of shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock; 16677 v2/BD CV9021.DOC 071196 9.

(b) pursuant to a transaction described in subsection 3(c)(iii) or (iv) hereof; (c) to employees, consultants, officers or directors of this corporation pursuant to a stock option plan, restricted stock option plan or other stock or employee incentive plan approved by a majority of the Investor Representatives (as defined below); provided that the total number of shares of Common Stock so issuable or issued (and not repurchased at cost by this corporation in connection with termination of employment) does not exceed the number of Permitted Options (as defined in the Stockholders Agreement) (as adjusted for any stock splits); (d) pursuant to a merger or acquisition approved by a majority of the Investor Representatives. (iii) In the event the corporation should at any time or from time to time after the Series E Purchase Date fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as “Common Stock Equivalents”) without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the Conversion Price of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock and the Series E Preferred Stock shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be increased in proportion to such increase of the aggregate of shares of Common Stock outstanding and those issuable with respect to such Common Stock Equivalents with the number of shares issuable with respect to Common Stock Equivalents determined from time to time in the manner provided for deemed issuances in subsection 3(c)(i)(E). (iv) If the number of shares of Common Stock outstanding at any time after the Series E Purchase Date is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the applicable Conversion Price for the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be decreased in proportion to such decrease in outstanding shares. d. Other Distributions. In the event this corporation shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by this corporation or other persons, assets (excluding cash dividends) or options or rights not referred to in subsection 3(c)(iii), then, in each such case for the purpose of this subsection 16677 v2/BD CV9021.DOC 071196 10.

(3)(d), the holders of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of the corporation into which their shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of the corporation entitled to receive such distribution. e. Recapitalizations. If at any time or from time to time there shall be a recapitalization of the Common Stock (other than a subdivision, combination or merger or sale of assets transaction provided for elsewhere in this Section 3) provision shall be made so that the holders of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock shall thereafter be entitled to receive upon conversion of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock the number of shares of stock or other securities or property of the Company or otherwise, to which a holder of Common Stock deliverable upon conversion would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 3 with respect to the rights of the holders of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock after the recapitalization to the end that the provisions of this Section 3 (including adjustment of the Conversion Price then in effect and the number of shares purchasable upon conversion of the Series A Preferred Stock, Series B Preferred Stock, Series C .Preferred Stock, Series D Preferred Stock and Series E Preferred Stock) shall be applicable after that event as nearly equivalent as may be practicable. f. No Impairment. This corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by this corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 3 and in taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock against impairment. g. No Fractional Shares and Certificate as to Adjustments. (i) No fractional shares shall be issued upon conversion of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock, and the number of shares of Common Stock to be issued shall be rounded to the nearest whole share. Whether or not fractional shares are issuable upon such conversion shall be determined on the basis of the total number of shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D 16677 v2/BD CV9021.DOC 071196 11.

Preferred Stock or Series E Preferred Stock the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion. (ii) Upon the occurrence of each adjustment or readjustment of the Conversion Price of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock pursuant to this Section 3, this corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock, as applicable, a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. This corporation shall, upon the written request at any time of any holder of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (A) such adjustment and readjustment, (B) the Conversion Price at the time in effect, and (C) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of a share of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock. h. Notices of Record Date. In the event of any taking by this corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, this corporation shall mail to each holder of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, at least 20 days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right. i. Reservation of Stock Issuable Upon Conversion. This corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the shares of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, in addition to such other remedies as shall be available to the holders of such Preferred Stock, this corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase 16677 v2/BD CV9021.DOC 071196 12.

its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes. j. Notices. Any notice required by the provisions of this Section 3 to be given to the holders of shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock shall be deemed given if sent by messenger or courier or deposited in the United States mail, postage prepaid, and addressed to each holder of record at his address appearing on the books of this corporation. 4. Redemption. a. (i) At any time beginning December 31, 1999, upon election (a “Series A Redemption Election”) by the holders of at least 90% of the then outstanding Series A Preferred Stock, voting together as a single class, this corporation shall redeem all of the Series A Preferred Stock by paying in cash therefor a per share sum equal to (A) the Original Series A Issue Price for each share to be redeemed as adjusted to reflect any stock split, combination, reclassification or similar event involving the Series A Preferred Stock plus (B) an amount (the “Series A Premium”) equal to a 10% rate of return compounded annually, from July 3, 1993 through the date on which such payment is made, on the Original Series A Issue Price (such cash amount payable under this Section 4(a)(i) shall hereinafter be referred to as the “Series A Redemption Price”). The Series A Redemption Price shall be payable within 6 months after the Series E Preferred Stockholders have received the full Series E Redemption Price to the extent the Series E Preferred Stockholders have requested such redemption pursuant to Section 4(a)(v) or 4(a)(viii) (the date on which such payment is made, “Series A Redemption Date”). If the Series E Preferred Stockholders do not so elect to have their Series E Preferred Stock redeemed pursuant to Section 4(a)(v) or 4(a)(viii) then the Series A Preferred Stock shall be redeemed pursuant to Section 4(f) below; provided, however, that no redemption of Series A Preferred Stock shall be effected if, prior to such redemption, holders of shares of Series E Preferred Stock shall elect redemption of such shares pursuant to Section 4(b)(v) upon the occurrence of a Triggering Event that the Series E Stockholders are given notice of for the first time after the Series A Preferred Stockholders have elected redemption pursuant to this Section, or upon a liquidation, winding up or dissolution, unless and until such holders of Series E Preferred Stock have received the full Series E Redemption Price for such shares. On the Series A Redemption Date, each holder of shares of Series A Preferred Stock shall surrender the certificate or certificates representing the shares of Series A Preferred Stock to be redeemed on such Series A Redemption Date (together with a proper assignment of such certificate(s)) to the corporation in exchange for payment of the applicable Series A Redemption Price for such shares. In the event that either the number of shares of Series A Preferred Stock required to be redeemed by the corporation on such Series A Redemption Date is less than the number of shares of Series A Preferred Stock represented by such certificate(s), or the corporation fails to pay the Series A Redemption Price for all of the shares of Series A Preferred Stock required to be redeemed on such Series A Redemption Date, the corporation shall reissue and deliver to such holder on such Series A Redemption Date a certificate representing the number of shares of Series A Preferred Stock which are not 16677 v2/BD CV9021.DOC 0711% 13.

required to be redeemed or for which the Series A Redemption Price has not been paid in full. Until the Series A Redemption Date, all unredeemed shares shall be deemed to be outstanding, and the Series A Premium shall continue to accrue until such shares are redeemed. (ii) At any time beginning December 31, 1999, upon election (a “Series B Redemption Election”) by the holders of at least 90% of the then outstanding Series B Preferred Stock, voting together as a single class, this corporation shall redeem all of the Series B Preferred Stock by paying in cash therefor a per share sum equal to (A) the Original Series B Issue Price for each share to be redeemed as adjusted to reflect any stock split, combination, reclassification or similar event involving the Series B Preferred Stock plus (B) an amount (the “Series B Premium”) equal to a 10% rate of return compounded annually, from the date of issuance of such stock through the date on which such payment is made, on the Original Series B Issue Price (such cash amount payable under this Section 4(a)(ii) shall hereinafter be referred to as the “Series B Redemption Price”). The Series B Redemption Price shall be payable within 6 months after the Series E Preferred Stockholders have received the full Series E Redemption Price to the extent the Series E Preferred Stockholders have requested such redemption pursuant to Section 4(a)(v) or 4(a)(viii) (the date on which such payment is made, “Series B Redemption Date”). If the Series E Preferred Stockholders do not so elect to have their Series E Preferred Stock redeemed pursuant to Section 4(a)(v) or 4(a)(viii) then the Series B Preferred Stock shall be redeemed pursuant to Section 4(f) below; provided, however, that no redemption of Series B Preferred Stock shall be effected if, prior to such redemption, holders of shares of Series E Preferred Stock shall elect redemption of such shares pursuant to Section 4(b)(v) upon the occurrence of a Triggering Event that the Series E Stockholders are given notice of for the first time after the Series B Preferred Stockholders have elected redemption pursuant to this Section, or upon liquidation, winding up or dissolution, unless and until such holders of Series E Preferred Stock have received the full Series E Redemption Price for such shares. On the Series B Redemption Date, each holder of shares of Series B Preferred Stock shall surrender the certificate or certificates representing the shares of Series B Preferred Stock to be redeemed on such Series B Redemption Date (together with a proper assignment of such certificate(s)) to the corporation in exchange for payment of the applicable Series B Redemption Price for such shares. In the event that either the number of shares of Series B Preferred Stock required to be redeemed by the corporation on such Series B Redemption Date is less than the number of shares of Series B Preferred Stock represented by such certificate(s), or the corporation fails to pay the Series B Redemption Price for all of the shares of Series B Preferred Stock required to be redeemed on such Series B Redemption Date, the corporation shall reissue and deliver to such holder on such Series B Redemption Date a certificate representing the number of shares of Series B Preferred Stock which are not required to be redeemed or for which the Series B Redemption Price has not been paid in full. Until the Series B Redemption Date, all unredeemed shares shall be deemed to be outstanding, and the Series B Premium shall continue to accrue until such shares are redeemed. (iii) At any time beginning December 31, 1999, upon election (a “Series C Redemption Election”) by the holders of at least two-thirds of the then outstanding Series C Preferred Stock, voting together as a single class, this corporation shall 16677 v2/BD CV9021.DOC 0711% 14.

redeem all of the Series C Preferred Stock by paying in cash therefor a per share sum equal to (A) the Original Series C Issue Price for each share of Series C Preferred Stock to be redeemed, as adjusted to reflect any stock split, combination, reclassification or similar event involving the Series C Preferred Stock plus (B) an amount (the “Series C Premium”) equal to a 10% rate of return compounded annually, from November 14, 1994 through the date on which such payment is made, on the Original Series C Issue Price (such cash amount payable under this Section 4(a)(iii) shall hereinafter be referred to as the “Series C Redemption Price”). The Series C Redemption Price shall be payable within 6 months after the Series E Preferred Stockholders have received the full Series E Redemption Price to the extent the Series E Preferred Stockholders have requested such redemption pursuant to Section 4(a)(v) or 4(a)(viii) (the date on which such payment is made, the “Series C Redemption Date”). If the Series E Preferred Stockholders do not so elect to have their Series E Preferred Stock redeemed pursuant to Section 4(a)(v) or 4(a)(viii) then the Series C Preferred Stock shall be redeemed pursuant to Section 4(f) below; provided, however, that no redemption of Series C Preferred Stock shall be effected if, prior to such redemption, holders of shares of Series E Preferred Stock shall elect redemption of such shares pursuant to Section 4(b)(v) upon the occurrence of a Triggering Event that the Series E Stockholders are given notice of for the first time after the Series C Preferred Stockholders have elected redemption pursuant to this Section or to Section 4(a)(vi), or upon liquidation winding up or dissolution, unless and until such holders of Series E Preferred Stock have received the full Series E Redemption Price for such shares. On the Series C Redemption Date, each holder of shares of Series C Preferred Stock shall surrender the certificate or certificates representing its shares of Series C Preferred Stock (together with a proper assignment of such certificate(s)) to the corporation in exchange for payment of the Series C Redemption Price for such shares. In the event that the corporation fails to pay the Series C Redemption Price for all of the shares of Series C Preferred Stock on the Series C Redemption Date, the corporation shall reissue and deliver to such holder on such Series C Redemption Date a certificate representing the number of shares of Series C Preferred Stock for which the Series C Redemption Price has not been paid in full. All unredeemed shares of Series C Preferred Stock shall be deemed to be outstanding and the Series C Premium shall continue to accrue until such shares are redeemed. (iv) At any time beginning December 31, 1999, upon election (a “Series D Redemption Election”) by the holders of at least two-thirds of the then outstanding Series D Preferred Stock, voting together as a single class, this corporation shall redeem all of the Series D Preferred Stock by paying in cash therefor a per share sum equal to (A) the Original Series D Issue Price for each share of Series D Preferred Stock to be redeemed, as adjusted to reflect any stock split, combination, reclassification or similar event involving the Series D Preferred Stock plus (B) an amount (the Series D Premium”) equal to an 10% rate of return compounded annually, from February 28, 1995 through the date on which such payment is made, on the Original Series D Issue Price (such cash amount payable under this Section 4(a)(iv) shall hereinafter be referred to as the “Series D Redemption Price”). The Series D Redemption Price shall be payable within 6 months after the Series E Preferred Stockholders have received the full Series E Redemption Price to the extent the Series E Preferred Stockholders have requested such redemption pursuant to Section 4(a)(v) or 4(a)(viii) (the date on which such payment is made, the “Series D Redemption Date”). If the 16677 v2/BD CV9021.DOC 071196 15.

Series E Preferred Stockholders do not so elect to have their Series E Preferred Stock redeemed pursuant to Section 4(a)(v) or 4(a)(viii) then the Series D Preferred Stock shall be redeemed pursuant to Section 4(f) below; provided, however, that no redemption of Series D Preferred Stock shall be effected if, prior to such redemption, holders of shares of Series E Preferred Stock shall elect redemption of such shares pursuant to Section 4(b)(v) upon the occurrence of Triggering Event that the Series E Stockholders are given notice of for the first time after the Series D Preferred Stockholder have elected redemption pursuant this Section or Section 4(a)(vii), or upon winding up or dissolution, liquidation unless and until such holders of Series E Preferred Stock have received the full Series E Redemption Price for such shares. On the Series D Redemption Date, each holder of shares of Series D Preferred Stock shall surrender the certificate or certificates representing its shares of Series D Preferred Stock (together with a proper assignment of such certificate(s)) to the corporation in exchange for payment of the Series D Redemption Price for such shares. In the event that the corporation fails to pay the Series D Redemption Price for all of the shares of Series D Preferred Stock on the Series D Redemption Date, the corporation shall reissue and deliver to such holder on such Series D Redemption Date a certificate representing the number of shares of Series D Preferred Stock for which the Series D Redemption Price has not been paid in full. All unredeemed shares of Series D Preferred Stock shall be deemed to be outstanding and the Series D Premium shall continue to accrue until such shares are redeemed. (v) At any time beginning July 12, 2001, upon election (a “Series E Redemption Election”) by the holders of at least a majority of the then outstanding Series E Preferred Stock, voting together as a single class, this corporation shall redeem all of the Series E Preferred Stock by paying in cash therefor a per share sum equal to (A) the Original Series E Issue Price for each share of Series E Preferred Stock to be redeemed, as adjusted to reflect any stock split, combination, reclassification or similar event involving the Series E Preferred Stock plus (B) an amount (the “Series E Premium”) equal to a 10% rate of return compounded annually, from the date of issuance of such Series E Preferred Stock through the date on which such payment is made, on the Original Series E Issue Price (such cash amount payable under this Section 4(a)(v) shall hereinafter be referred to as the “Series E Redemption Price”). The Series E Redemption Price shall be payable in twelve (12) equal consecutive quarterly payments beginning on the 90th day after the date the corporation receives the Series E Redemption Election (the “Series E Redemption Date”). On the Series E Redemption Date, each holder of shares of Series E Preferred Stock shall surrender me certificate or certificates representing its shares of Series E Preferred Stock (together with a proper assignment of such certificate(s)) to the corporation in exchange for payment of the Series E Redemption Price for such shares. In the event that the corporation fails to pay the Series E Redemption Price for all of the shares of Series E Preferred Stock on the Series E Redemption Date, the corporation shall reissue and deliver to such holder on such Series E Redemption Date a certificate representing the number of shares of Series E Preferred Stock for which the Series E Redemption Price has not been paid in full. All unredeemed shares of Series E Preferred Stock shall be deemed to be outstanding and the Series E Premium shall continue to accrue until such shares are redeemed. 16677 v2/BD CV9021.DOC 071196 16.

(vi) In the event of a Series A Redemption Election, Series B Redemption Election, Series D Redemption Election or Series E Redemption Election or if any other redeemable security of the corporation is elected to be redeemed either by the corporation or the holder(s) thereof, the corporation shall give written notice of such event to each holder of Series C Preferred Stock not later than 10 days after the occurrence thereof. The holders of at least two-thirds of the then outstanding Series C Preferred Stock, voting together as a single class, may require the corporation to redeem all of the Series C Preferred Stock owned by such holder or holders by paying in cash therefor a per share price equal to the Series C Redemption Price as of the date on which such payment is made, by giving written notice to the corporation of such election within 30 days after receiving the notice referred to in the preceding sentence. Any election made by such holder or holders of the Series C Preferred Stock pursuant to this subsection 4(a)(vi) shall constitute a Series C Redemption Election and the corporation shall redeem all shares of Series C Preferred Stock pursuant to the procedures set forth in subsection 4(a)(iii) above, including the time and manner of payment of the Series C Redemption Price, as though such redemption was being effected pursuant to subsection 4(a)(iii). (vii) In the event of a Series A Redemption Election, Series B Redemption Election, Series C Redemption Election or Series E Redemption Election or if any other redeemable security of the corporation is elected to be redeemed either by the corporation or the holder(s) thereof, the corporation shall give written notice of such event to each holder of Series D Preferred Stock not later than 10 days after the occurrence thereof. The holders of at least two-thirds of the then outstanding Series D Preferred Stock, voting together as a single class, may require the corporation to redeem all of the Series D Preferred Stock owned by such holder or holders by paying in cash therefor a per share price equal to the Series D Redemption Price as of the date on which such payment is made, by giving written notice to the corporation of such election within 30 days after receiving the notice referred to in the preceding sentence. Any election made by such holder or holders of the Series D Preferred Stock pursuant to this subsection 4(a)(vii) shall constitute a Series D Redemption Election and the corporation shall redeem all shares of Series D Preferred Stock pursuant to the procedures set forth in subsection (a)(iv) above, including the time and manner of payment of the Series D Redemption Price, as though such redemption was being effected pursuant to subsection 4(a)(iv). (viii) In the event of a Series A Redemption Election, Series B Redemption Election, Series C Redemption Election or Series D Redemption Election, or if any other redeemable security of the corporation is elected to be redeemed either by the corporation or the holder(s) thereof, the corporation shall give written notice of such event to each holder of Series E Preferred Stock not later than 10 days after the occurrence thereof. The holders of at least a majority of the then outstanding Series E Preferred Stock, voting together as a single class, may require the corporation to redeem all of the Series E Preferred Stock owned by such holder or holders by paying in cash therefor a per share price equal to the Series E Redemption Price as of the date on which such payment is made, by giving written notice to the corporation of such election within 30 days after receiving the notice referred to in the preceding sentence. Any election made by such holder or holders of the 16677 v2/BD CV9021.DOC 071196 17.

Series E Preferred Stock pursuant to this subsection 4(a)(viii) shall constitute a Series E Redemption Election and the corporation shall redeem all shares of Series E Preferred Stock pursuant to the procedures set forth in subsection 4(a)(v) above, including the time and manner of payment of the Series E Redemption Price, as though such redemption was being effected pursuant to subsection 4(a)(v) and before any other redemption payments are made after such election. b. (i) Notwithstanding subsection 4(a)(i), if at any time after a Triggering Event (as defined in the Stockholders Agreement) has occurred and is continuing the holders of at least 90% of the then outstanding shares of Series A Preferred Stock voting together as a single class, elect to have the corporation redeem all of their shares of Series A Preferred Stock by delivering a written notice of such election to the corporation (a “Series A Trigger Redemption Election”), then the corporation shall redeem all of the shares of Series A Preferred Stock by paying in cash therefor a per share sum equal to the Original Series A Issue Price, as adjusted to reflect any stock split, combination, reclassification or similar event involving the Series A Preferred Stock, plus an amount equal to a 10% rate of return compounded annually, from July 3, 1993 through the date on which such payment is made on the Original Series A Issue Price (such cash amount being referred to herein as the “Series A Trigger Price”), in a single installment on the 30th business day after the date on which the corporation receives the Series A Trigger Redemption Election (the “Series A Trigger Redemption Date”). On the Series A Trigger Redemption Date, each holder of shares of Series A Preferred Stock shall surrender the certificate or certificates representing its shares of Series A Preferred Stock (together with a proper assignment of such certificate(s)) to the corporation in exchange for payment of the Series A Trigger Price for such shares of Series A Preferred Stock. In the event that the corporation is unable to pay (or is legally prevented from the paying) the Series A Trigger Price for all of the shares of Series A Preferred Stock represented by such certificate(s), the corporation shall reissue and deliver to such holder a certificate representing the number of shares of Series A Preferred Stock for which the Series A Trigger Price has not been paid in full. (ii) Notwithstanding subsection 4(a)(ii), if at any time after a Triggering Event has occurred and is continuing, the holders of 90% of the then outstanding shares of Series B Preferred Stock, voting together as a single class, elect to have the corporation redeem all of their shares of Series B Preferred Stock by delivering a written notice of such election to the corporation (a “Series B Redemption Election”) then the corporation shall redeem all of the shares of Series B Preferred Stock by paying in cash therefor a per share sum equal to the Original Series B Issue Price, as adjusted to reflect any stock split, combination, reclassification or similar event involving the Series B Preferred Stock, plus an amount equal to a 10% rate of return compounded annually, from the date of issuance of such stock through the date on which such payment is made, on the Original Series B Issue Price (such cash amount being referred to herein as the “Series B Trigger Price”), in a single installment on the 30th business day after the date on which the corporation receives the Series B Trigger Redemption Election (the “Series B Trigger Redemption Date”). On the Series B Trigger Redemption Date, each holder of shares of Series B Preferred Stock shall surrender the certificate or certificates representing its shares of 16677 v2/BD CV9021.DOC 071196 18.

Series B Preferred Stock(together with a proper assignment of such certificate(s)) to the corporation in exchange for payment of the Series B Trigger Price for such shares of Series B Preferred Stock. In the event that the corporation is unable to pay (or is legally prevented from paying) the Series B Trigger Price for all of the shares of Series B Preferred Stock represented by such certificate(s), the corporation shall reissue and deliver to such holder a certificate representing the number of shares of Series B Preferred Stock for which the Series B Trigger Price has not been paid in full. (iii) Notwithstanding subsection 4(a)(iii), if at any time after a Triggering Event has occurred and is continuing, the holders of at least two-thirds of the then outstanding shares of Series C Preferred Stock, voting together as a single class, elect to have the corporation redeem all of their shares of Series C Preferred Stock by delivering a written notice of such election to the corporation (a “Series C Trigger Redemption Election”), then the corporation shall redeem all of the shares of Series C Preferred Stock by paying in cash therefor a per share sum equal to the Original Series C Issue Price, as adjusted to reflect any stock split, combination, reclassification or similar event involving the Series C Preferred Stock, plus an amount equal to a 10% rate of return compounded annually, from November 14, 1994 through the date on which such payment is made, on the Original Series C Issue Price (such cash amount being referred to herein as the “Series C Trigger Price”), in a single installment on the 30th business day after the date on which the corporation receives a Series C Trigger Redemption Election (the “Series C Trigger Redemption Date”). On the Series C Trigger Redemption Date, each holder of shares of Series C Preferred Stock shall surrender the certificate or certificates representing its shares of Series C Preferred Stock (together with a proper assignment of such certificate(s)) to the corporation in exchange for payment of the Series C Trigger Price for such shares of Series C Preferred Stock. In the event that the corporation is unable to pay (or is legally prevented from paying) the Series C Trigger Price for all of the shares of Series C Preferred Stock represented by such certificate(s), the corporation shall reissue and deliver to such holder a certificate representing the number of shares of Series C Preferred Stock for which the Series C Trigger Price has not been paid in full. (iv) Notwithstanding subsection 4(a)(iv), if at any time after a Triggering Event has occurred and is continuing, the holders of at least two-thirds of the then outstanding shares of Series D Preferred Stock, voting together as a single class, elect to have the corporation redeem all of their shares of Series D Preferred Stock by delivering a written notice of such election to the corporation (a “Series D Trigger Redemption Election”), then the corporation shall redeem all of the shares of Series D Preferred Stock by paying in cash therefor a per share sum equal to the Original Series D Issue Price, as adjusted to reflect any stock split, combination, reclassification or similar event involving the Series D Preferred Stock, plus an amount equal to an 10% rate of return compounded annually, from February 28, 1995 through the date on which such payment is made, on the Original Series D Issue Price (such cash amount being referred to herein as the “Series D Trigger Price”), in a single installment on the 30th business day after the date on which the corporation receives a Series D Trigger Redemption Election (the “Series D Trigger Redemption Date”). On the Series D Trigger Redemption Date, each holder of shares of the Series D Preferred Stock shall 16677 v2/BD CV9021.DOC 071196 19.

surrender the certificate or certificates representing its shares of Series D Preferred Stock (together with a proper assignment of such certificate(s)) to the corporation in exchange for payment of the Series D Trigger Price for such shares of Series D Preferred Stock In the event that the corporation is unable to pay (or is legally prevented from paying) the Series D Trigger Price for all of the shares of Series D Preferred Stock represented by such certificate(s), the corporation shall reissue and deliver to such holder a certificate representing the number of shares of Series D Preferred Stock for which the Series D Trigger Price has not (v) Notwithstanding any other provisions hereof, (including without limitation subsection 4(a)(v)), if at any time after a Triggering Event (as defined in the Stockholders Agreement) has occurred and is continuing, the holders of at least a majority of the then outstanding shares of Series E Preferred Stock, voting together as a single class, elect to have the corporation redeem all of their shares of Series E Preferred Stock by delivering a written notice of such election to the corporation (a “Series E Trigger Redemption Election”) then the corporation shall redeem all of the shares of Series E Preferred Stock by paying in cash therefor a per share sum equal to the Original Series E Issue Price, as adjusted to reflect any stock split, combination, reclassification or similar event involving the Series E Preferred Stock, plus an amount equal to a 10% rate of return compounded annually, from the date of issuance of such Series E Preferred Stock through the date on which such payment is made, on the Original Series E Issue Price (such cash amount being referred to herein as the “Series E Trigger Price”), in a single installment on the 30th business day after the date on which the corporation receives the Series E Trigger Redemption Election (the “Series E Trigger Redemption Date”). On the Series E Trigger Redemption Date, each holder of shares of Series E Preferred Stock shall surrender the certificate or certificates representing its shares of Series E Preferred Stock (together with a proper assignment of such certificate(s)) to the corporation in exchange for payment of the Series E Trigger Price for such shares of Series E Preferred Stock. In the event that the corporation is unable to pay (or legally prevented from paying) the Series E Trigger Price for all of the shares of Series E Preferred Stock represented by such certificate(s), the corporation shall reissue and deliver to such holder a certificate representing the number of shares of Series E Preferred Stock for which the Series E Trigger Price has not been paid in full. For purposes of this Article IV, the term “Redemption Date” shall mean any Series A Redemption Date, Series B Redemption Date, Series C Redemption Date, Series D Redemption Date, Series E Redemption Date, Series A Trigger Redemption Date, Series B Trigger Redemption Date, Series C Trigger Redemption Date, Series D Trigger Redemption Date or Series E Trigger Redemption Date and the term “Redemption Price” shall mean any Series A Redemption Price, Series B Redemption Price, Series C Redemption Price Series D Redemption Price, Series E Redemption Price, or Series A Trigger Price Series B Trigger Price, Series C Trigger Price, Series D Trigger Price or Series E Trigger Price. (vi) In the event of a Series A Trigger Redemption Election, Series B Trigger Redemption Election, Series C Trigger Redemption Election, Series D Trigger Redemption Election and/or Series E Trigger Redemption Election, the Company shall give notice of such election to all other holders of its Preferred Stock within five (5) days of the Company’s receipt of the first such Trigger Redemption Election. 16677 v2/BD CV9021.DOC 071196 20

c. At least thirty (30), but no more than sixty (60) days, prior to any Series A Redemption Date, Series B Redemption Date, Series C Redemption Date, Series D Redemption Date or Series E Redemption Date, written notice shall be mailed, first class postage prepaid, to each holder of record (at the close of business on the business day next preceding the day on which notice is given) of the shares of Preferred Stock to be redeemed at the address last shown on the records of this corporation for such holder or given by the holder to this corporation for the purpose of notice or if no such address appears or is given at the place where the principal executive office of this corporation is located, notifying such holder of the redemption to be effected, specifying the applicable Redemption Date the applicable Redemption Price, the place at which payments may be obtained and the date on which such holder’s Conversion Rights as to such shares terminate and calling upon such holder to surrender to this corporation, in the manner and at the place designated his certificate or certificates representing the shares to be redeemed (the “Redemption Notice”) Each holder of shares of Preferred Stock to be redeemed shall surrender to this corporation the certificate or certificates representing such shares, in the manner and at the place designated in the Redemption Notice, and thereupon the first installment or the entire amount, as applicable of the Redemption Price of such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be canceled. From and after any Redemption Date, unless there shall have been a default in payment of the applicable Redemption Price, all rights of the holders of such shares of Preferred Stock that have been delivered for redemption (except the right to receive the applicable Redemption Price) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of this corporation or be deemed to be outstanding for any purpose whatsoever. d. (i) Notwithstanding any provision of this Section 4 (other than Section 4(g)), the corporation shall not redeem any shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock unless and until all shares of Series E Preferred Stock which the corporation is obligated to redeem on such Redemption Date have been redeemed in full pursuant to this Section 4. (ii) Subject to the preceding priority provision, if the funds of the corporation legally available for redemption of shares of Series E Preferred Stock are insufficient to pay in full the cash portion of the Series E Redemption Price for the total number of shares of Series E Preferred Stock to be redeemed on the Series E Redemption Date or Series E Trigger Redemption Date: (A) those funds which are legally available will be used to redeem the maximum possible number of shares of Series E Preferred Stock ratably among the holders of Series E Preferred Stock based on the Series E Redemption Price and the number of shares of Series E Preferred Stock then held by each such holder, and the shares of Series E Preferred Stock not redeemed shall remain outstanding and entitled to all the rights and preferences provided herein; and (B) at any time thereafter when additional funds of the corporation are legally available for the redemption of shares of Series E Preferred Stock such funds will immediately be used to redeem, on the same pro rata basis as described in clause (A) above, the balance of the shares which the corporation has become obligated to redeem on the Series E Redemption Date or the Series E Trigger Redemption Date but which has not 16677 v2/BD CV9021.DOC 071196 21.

been redeemed. The Series E Redemption Price for the shares of Series E Preferred Stock that are not redeemed by the corporation as required on the Series E Redemption Date or the Series E Trigger Redemption Date shall be adjusted so that from the date the corporation is required to redeem such shares of Series E Preferred Stock until the Series E Redemption Price is paid in full, the Series E Redemption Premium shall be 13% rather than 10% set forth in subsections 4(a)(v) and 4(b)(v). (iii) Subject to the payment in full of the Series E Redemption Price to the extent that the holders of the Series E Preferred Stock have elected to have their shares of Series E Preferred Stock redeemed as provided above (except to the extent that Section 4(g) is applicable), the corporation shall redeem the shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock for which a Redemption Election has been made (A) pursuant to Sections 4(a)(i)-(iv), 4(a)(vi) or 4(a)(vii) on a pro rata basis within 6 months after the Series E Preferred Stockholders have received the full Series E Redemption Price, and (B) pursuant to Section 4(b)(i)-(iv) on a pro rata basis on the 30th business day after the receipt by the corporation of the first Trigger Redemption Election pursuant to any such Section. If, at the time of any redemption of shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock, the funds of the corporation legally available for redemption of shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock are insufficient to pay in full the Series A Redemption Price, Series B Redemption Price, Series C Redemption Price and Series D Redemption Price for the total number of shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock to be redeemed on the applicable series Redemption Date, then those funds which are legally available will be used to redeem the maximum possible number of shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock ratably among the holders of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock based on the product of the respective Series A Redemption Price, Series B Redemption Price, Series C Redemption Price and Series D Redemption Price multiplied by the number of shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock then held by each such holder. The shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock not redeemed shall remain outstanding and entitled to all the rights and preferences provided herein. At any time thereafter when additional funds of the corporation are legally available for the redemption of shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, such funds will immediately be used to redeem, on the same pro rata basis as described above, the balance of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock which the corporation has become obligated to redeem on the applicable series Redemption Date but which has not been redeemed. The Series A Redemption Price, Series B Redemption Price, Series C Redemption Price and Series D Redemption Price for the shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock that are not redeemed by the corporation as required on the applicable series Redemption Date shall be adjusted so that from the date the corporation is required to redeem such shares of Series A 16677 v2/BD CV9021.DOC 071196 22.

Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock and until the Series A Redemption Price, Series B Redemption Price, Series C Redemption Price and Series D Redemption Price is paid in full, the Series A Redemption Premium, Series B Redemption Premium, Series C Redemption Premium and Series D Redemption Premium shall be 13% rather than 10% set forth herein. e. Three (3) days prior to any Redemption Date this corporation shall deposit the cash Redemption Price of all outstanding shares of Preferred Stock designated for redemption in the Redemption Notice, and not yet redeemed or converted, with a bank or trust company having aggregate capital and surplus in excess of $50,000,000 as a trust fund for the benefit of the respective holders of the shares designated for redemption and not yet redeemed. Simultaneously, this corporation shall deposit irrevocable instruction and authority to such bank or trust company to publish the notice of redemption thereof (or to complete such publication if theretofore commenced) and, subject to the priority provisions set forth in subsections 4(d)(i), 4(d)(ii) and 4(d)(iii) to pay, on and after the date fixed for redemption, the applicable Redemption Price of the Series A Preferred Stock and/or the Series B Preferred Stock and/or the Series C Preferred Stock and/or the Series D Preferred Stock and/or the Series E Preferred Stock, as applicable, to the holders thereof upon surrender of their certificates. f. Subject to Sections 4(d)(i) and 4(g), in the event that the holders of Series E Preferred Stock who have the option to have their shares of Series E Preferred Stock redeemed but elect not to have such shares of Series E Preferred Stock redeemed, all as pursuant to Sections 4(a)(v), 4(a)(viii) or 4(b)(v), then the holders of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock who elect to have their shares redeemed pursuant to Sections 4(a)(i)-(iv), 4(a)(vi) or 4(a)(vii) shall have their shares redeemed in the manner and in the amounts set forth in Section 4(d)(iii) hereof, payable in twelve (12) equal consecutive quarterly payments beginning on the 90th day after the corporation receives the first Redemption Election pursuant to this Section 4. g. Section 4(d)(i) shall not apply in the event that, but only in the event that, (i) any holders of Series E Preferred Stock who have the option to have their shares of Series E Preferred Stock redeemed as set forth in Sections 4(a)(v), 4(a)(viii) or 4(b)(v), initially elect not to have such shares of Series E Preferred Stock redeemed, and (ii) the holders of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and/or Series D Preferred Stock make a Redemption Election (the “Initial Redemption Election”), and then (iii) the holders of Series E Preferred Stock make a redemption election subsequent to the Initial Redemption Election, which is not based on a subsequent independent Triggering Event that the Series E Stockholders are given notice of for the first time after the Initial Redemption Election (a “Subsequent Independent Triggering Event”) or a liquidation, dissolution or winding up the corporation, in which event the corporation shall not redeem the shares of Series E Preferred Stock requested to be redeemed by the holders referred to in this clause (iii) unless and until (A) the holders of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock who made the Initial Redemption Election have received the respective full applicable Redemption Price for all the shares that 16677 v2/BD CV9021.DOC 071296 23.

such holders elect to have redeemed pursuant to fee applicable provisions of this Section 4 or (B) the occurrence of such a Subsequent Independent Triggering Event, liquidation, dissolution or winding up. 5. Voting Rights. a. The holder of each share of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock shall have the right to one vote for each share of Common Stock into which such Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock could then be converted (with any fractional share determined on an aggregate conversion basis being rounded to the nearest whole share), and with respect to such vote, such holder shall have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock, and shall be entitled, notwithstanding any provision hereof, to notice of any stockholders’ meeting in accordance with the by-laws of tola corporation, and shall be entitled to vote, together with holders of Common Stock, with respect to any question upon which holders of Common Stock have the right to vote. b. (i) Until the closing of Company’s Public Offering, the holders of the Series A Preferred Stock, voting together as a single class, shall have the right to select one director (the “Series A Investor Representative”) and the holders of the Series C Preferred Stock, voting together as a single class, shall have the right to select one director (the “Series C Investor Representative”) and the holders of the Series D Preferred Stock, voting together as a single class, shall have the right to select one director (the “Series D Investor Representative”) and the holders of the Series E Preferred Stock, voting together as a single class, shall have the right to select one director (the “Series E Investor Representative”), and together with the Series A Investor Representative, the Series C Investor Representative and the Series D Investor Representative, the “Investor Representatives”) as specified in the Stockholders Agreement; provided thai, if any Series of Preferred Stock (or successor security pursuant to a merger, recapitalization or similar event) is no longer outstanding, pursuant to redemption, liquidation, conversion or to any other reason, such Series shall not be entitled to an Investor Representative and any Investor Representative then serving as a director of the Company shall resign immediately upon the completion of such redemption, liquidation, conversion or other event. Election of directors need not be by written ballot, unless the bylaws of the corporation shall so provide. (ii) Notwithstanding the provisions of subsection 5(b)(i), upon the occurrence of a Triggering Event, the holders of any of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, each voting separately as a class, may elect to declare their respective Preferred Stock immediately redeemable, including a 10% premium in the manner provided in Section 4(b) hereof. In addition, upon the occurrence of a Triggering Event, a majority of the Investor Representatives of each Series of Preferred Stock which has not been completely 16677 v2/BD CV9021.DOC 071296 24.

redeemed shall thereafter be entitled to appoint one additional director or such equal number of additional directors so that the Preferred Stock representatives on the Board of Directors will comprise a majority of the Board of Directors in the manner set forth in Section 5 of the Stockholders Agreement. “Redeemable Preferred Stock” shall mean the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock. If necessary, a majority of the Investor Representatives or the representatives of Redeemable Preferred Stock on the Board of Directors, as applicable, shall have the right to remove directors, as necessary, to create vacancies on the Board of Directors as provided for and in accordance with the provisions of Section 5.d of the Stockholders Agreement. (iii) If at any time, a vote of the Investor Representatives is required and the Investor Representatives are not able to reach a majority decision, such decision shall be made by a majority of the entire Board of Directors. 6. Protective Provisions. a. So long as shares of Series A Preferred Stock are outstanding, this corporation shall not without first obtaining the approval (by vote or written consent, as provided by law) of the holders of a majority of the then outstanding shares of Series A Preferred Stock, voting together as a single class: (i) authorize or issue, or obligate itself to authorize or issue, additional shares of Common Stock, Preferred Stock or any other capital stock except (A) the issuance of shares of Common Stock pursuant to stock option plans or restricted stock plans approved by a majority of the Investor Representatives, (B) the issuance of shares of Common Stock upon the conversion of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock, (C) issuances of shares of Common Stock upon the conversion of any convertible securities outstanding on or prior to the Series E Purchase Date, (D) in connection with an acquisition or merger approved by a majority of the Investor Representatives; or (E) in an offering described in Section 6(d) of the Stockholders Agreement; or (ii) sell, convey, or otherwise dispose of all or substantially all of its property or business or merge into or consolidate with any other corporation or effect any transaction or series of related transactions in which more than 50% of the voting power of the corporation is disposed of, in each case, unless approved as described in the Stockholders Agreement in Section 8(f); or (iii) alter or change the rights, preferences or privileges of the shares of Series A Preferred Stock in a manner that adversely affects the holders of the Series A Preferred Stock; (iv) increase the authorized number of shares of Series A Preferred Stock; 16677 v2/BD CV9021.DOC 071196 25.

(v) create any new class or series of stock or any other securities convertible into equity securities of the corporation having a preference over, or being on a parity with, the Series A Preferred Stock with respect to voting, dividends or upon liquidation; or (vi) do any act or thing which would result in taxation of the holders of shares of the Series A Preferred Stock under Section 305 of the Internal Revenue Code of 1986, as amended (or any comparable provision of the Internal Revenue Code as hereafter from time to time amended). b. So long as shares of Series B Preferred Stock are outstanding, this corporation shall not without first obtaining the approval (by vote or written consent, as provided by law) of the holders of a majority of the then outstanding shares of Series B Preferred Stock, voting together as a single class: (i) alter or change the rights, preferences or privileges of the shares of Series B Preferred Stock in a manner that adversely affects the holders of the Series B Preferred Stock; (ii) increase the authorized number of shares of Series B Preferred Stock; or (iii) do any act or thing which would result in taxation of the holders of shares of the Series B Preferred Stock under Section 305 of the Internal Revenue Code of 1986, as amended (or any comparable provision of the Internal Revenue Code as hereafter from time to time amended). c. So long as shares of Series C Preferred Stock are outstanding, this corporation shall not without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least a majority of the then outstanding shares of Series C Preferred Stock, take any action set forth below; provided, however, that the approval of two-thirds of the then outstanding shares of Series C Preferred Stock, shall be required with respect to the actions described in subclause (iii)(A) below: (i) authorize or issue, or obligate itself to authorize or issue, additional shares of Common Stock, Preferred Stock or any other capital stock except (A) the issuance of shares of Common Stock pursuant to stock option plans or restricted stock plans approved by a majority of the Investor Representatives, (B) the issuance of shares of Common Stock upon the conversion of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock, (C) issuances of shares of Common Stock upon the conversion of any convertible securities outstanding on or prior to the Series E Purchase Date, (D) in connection with an acquisition or merger approved by a majority of the Investor Representatives; or (E) any offering described in Section 6(d) of the Stockholders Agreement; or 16677 v2/BD CV9021.DOC 071196 26.

(ii) sell, convey, or otherwise dispose of all or substantially all of its property or business or merge into or consolidate with any other corporation or effect any transaction or series of related transactions in which more than 50% of the voting power of the corporation is disposed of, in each case, unless approved as described in the Stockholders Agreement in Section 8(f); or (iii) (A) alter or change the rights, preferences or privileges of the shares of Series C Preferred Stock in a manner that adversely affects the holders of the Series C Preferred Stock; (B) increase the authorized number of shares of Series C Preferred Stock, (C) create any new class or series of stock or any other securities convertible into equity securities of the corporation having a preference over, or being on a parity with, the Series C Preferred Stock with respect to voting, dividends or upon liquidation; or (iv) do any act or thing which would result in taxation of the holders of shares of the Series C Preferred Stock under Section 305 of the Internal Revenue Code of 1986, as amended (or any comparable provision of the Internal Revenue Code as hereafter from time to time amended). d. So long as shares of Series D Preferred Stock are outstanding, this corporation shall not without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least a majority of the then outstanding shares of Series D Preferred Stock, take any action set forth below: (i) authorize or issue, or obligate itself to authorize or issue, additional shares of Common Stock, Preferred Stock or any other capital stock except (A) the issuance of shares of Common Stock pursuant to stock option plans or restricted stock plans approved by a majority of the Investor Representatives, (B) the issuance of shares of Common Stock upon the conversion of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock, (C) issuances of shares of Common Stock upon the conversion of any convertible securities outstanding on or prior to the Series E Purchase Date, (D) in connection with an acquisition or merger approved by a majority of the Investor Representatives, or (E) any offering described in Section 6(d) of the Stockholders Agreement; or (ii) sell, convey or otherwise dispose of all or substantially all of its property or business or merge into or consolidate with any other corporation or effect any transaction or series of related transactions in which more than 50% of the voting power of the corporation is disposed of, in each case, unless approved as described in the Stockholders Agreement in Section 8(f); or (iii) (A) alter or change the rights, preferences or privileges of the shares of Series D Preferred Stock in a manner that adversely affects the holders of the Series D Preferred Stock; (B) increase the authorized number of shares of Series D Preferred Stock, (C) create any new class or series of stock or any other securities convertible into 16677 v2/BD CV9021.DOC 071196 27.

equity securities of the corporation having a preference over, or being on a parity with the Series D Preferred Stock with respect to voting, dividends or upon liquidation; or (iv) do any act or thing which would result in taxation of the holders of shares of the Series D Preferred Stock under Section 305 of the Internal Revenue Code of 1986, as amended (or any comparable provision of the Internal Revenue Code as hereafter from time to time amended). e. So long as shares of Series E Preferred Stock are outstanding, this corporation shall not without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least 51% of the then outstanding shares of Series E Preferred Stock, take any action set forth below: (i) authorize or issue, or obligate itself to authorize or issue, additional shares of Common Stock, Preferred Stock or any other capital stock except (A) the issuance of shares of Common Stock pursuant to stock option plans or restricted stock plans approved by a majority of the Investor Representatives, (B) the issuance of shares of Common Stock upon the conversion of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock, (C) issuances of shares of Common Stock upon the conversion of any convertible securities outstanding on or prior to the Series E Purchase Date; (D) in connection with an acquisition or merger approved by a majority of the Investor Representatives; or (E) any offering described in Section 6(d) of the Stockholders Agreement; or (ii) sell, convey, or otherwise dispose of all or substantially all of its property or business or merge into or consolidate with any other corporation or effect any transaction or series of related transactions in which more than 50% of the voting power of the corporation is disposed of, in each case, unless approved as described in the Stockholders Agreement in Section 8(f); or (iii) (A) alter or change the rights, preferences or privileges of the shares of Series E Preferred Stock in a manner that adversely affects the holders of the Series E Preferred Stock; (B) increase the authorized number of shares of Series E Preferred Stock or (C) create any new class or series of stock or any other securities convertible into equity securities of the corporation having a preference over, or being on a parity with, the Series E Preferred Stock with respect to voting, dividends or upon liquidation; or (iv) do any act or thing which would result in taxation of the holders of shares of the Series E Preferred Stock under Section 305 of the Internal Revenue Code of 1986, as amended (or any comparable provision of the Internal Revenue Code as hereafter from time to time amended). C. Status of Converted or Redeemed Stock. In the event any shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock shall be converted pursuant to Section 3 hereof, the shares so converted shall be canceled and shall not be issuable by the corporation. The Certificate of 16677 v2/BD CV9021.DOC 071196 28.

Incorporation of this corporation shall be appropriately amended to effect the corresponding reduction in the corporation’s authorized capital stock. D. Common Stock. 1. Dividend Rights. Subject to the prior rights of holders of all classes of stock at the time outstanding having prior rights as to dividends, the holders of the Common Stock shall be entitled to receive, when and as declared by the Board of Directors, out of any assets of the corporation legally available therefore, such dividends as may be declared from time to time by the Board of Directors. 2. Liquidation Rights. Upon the liquidation, dissolution or winding up of the corporation, the assets of the corporation shall be distributed as provided in Section 2 of Division (B) of this Article IV hereof. 3. Redemption. The Common Stock is not redeemable. 4. Voting Rights. The holder of each share of Common Stock shall have the right to one vote, and shall be entitled to notice of any stockholders’ meetings in accordance with the Bylaws of this corporation, and shall be entitled to vote upon such matters and in such manner as may be provided by law. V. A. To the fullest extent permitted by applicable law, this corporation is also authorized to provide indemnification of (and advancement of expenses to) directors, officers employees and agents (and any other persons to which Delaware law permits this corporation to provide indemnification) through bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the Delaware General Corporation Law, subject only to limits created by applicable Delaware law (statutory or non-statutory), with respect to actions for breach of duty to the corporation, its stockholders, and others. B. No director of the corporation shall be personally liable to the corporation or any stockholder for monetary damages for breach of fiduciary duty as a director, except for any matter in respect of which such director shall be liable under Section 174 of the General Corporation Law of the State of Delaware or any amendment thereto or shall be liable by reason that, in addition to any and all other requirements for such liability, such director (1) shall have breached the director’s duty of loyalty to the corporation or its stockholders (2), shall not have acted in good faith, or, in failing to act, shall not have acted in good faith, (3) shall have acted in manner involving intentional misconduct or a knowing violation of law or, in failing to act, shall have acted in a manner involving intentional misconduct or a knowing violation of law, or (4) shall have derived an improper personal benefit. If the Delaware General Corporation Law is hereafter amended to authorize the further elimination or limitation of the liability of a director, the liability of a director of the corporation shall be 16677 v2/BD CV9021.DOC 071196 29.

eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended. C. Each person who was or is made a party or is threatened to be made a party to or is in any way involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), including any appeal therefrom, by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer of the corporation or of a direct or indirect subsidiary of the corporation, or is or was serving at the request of the corporation as a director of officer of another entity or enterprise, or was a director or officer of a foreign or domestic corporation which was predecessor corporation of the corporation or of another entity or enterprise at the request of such predecessor corporation, shall be indemnified and held harmless by the corporation, and the corporation shall advance all expenses incurred by any such person in defense of any such proceeding prior to its final determination, to the fullest extent authorized by the General Corporation Law of the State of Delaware. In any proceeding against the corporation to enforce these rights, such person shall be presumed to be entitled to indemnification and the corporation shall have the burden of proving that such person has not met the standards of conduct for permissible indemnification set forth in the General Corporation Law of the State of Delaware. The rights to indemnification and advancement of expenses conferred by this Article V shall be presumed to have been relied upon by the directors and officers of the corporation in serving or continuing to serve the corporation and shall be enforceable as contact rights. Said rights shall not be exclusive of any other rights to which those seeking indemnification may otherwise be entitled. The corporation may, upon written demand presented by a director or officer of the corporation or of a direct or indirect subsidiary of the corporation, or by a person serving at the request of the corporation as a director or officer of another entity or enterprise, enter into contracts to provide such persons with specified rights to indemnification, which contracts may confer rights and protections to the maximum extent permitted by the General Corporation Law of the State of Delaware, as amended and in effect from time to time. (1) If a claim under this Article V is not paid in full by the corporation within sixty (60) days after a written claim has been received by the corporation, the claimant may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expenses of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce the right to be advanced expenses incurred in defending any proceeding prior to its final disposition where the required undertaking, if any, has been tendered to the corporation) that the claimant has not met the standards of conduct which make it permissible under the General Corporation Law of the State of Delaware for the corporation to indemnify the claimant for the amount claimed but the claimant shall be presumed to be entitled to indemnification and the corporation shall have the burden of proving that the claimant has not met the standards of conduct for permissible indemnification set forth in the General Corporation Law of the Sate of Delaware. 16677 v2/BD CV9021.DOC 071196 30.

(2) If the General Corporation Law of the State of Delaware is hereafter amended to permit the corporation to provide broader indemnification rights than said Law permitted the corporation to provide prior to such amendment, the indemnification rights conferred by this Article V shall be broadened to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended. D. Any repeal or modification of any of the foregoing provisions of this Article V, including without limitation, any contractual rights arising under or authorized by it, shall not adversely affect any right or protection of a director, officer, agent or other person existing at the time of, or increase the liability of any director of the corporation with respect to any acts or omissions of such director, officer or agent occurring prior to such repeal or modification. 16677 v2/BD CV9021.DOC 071196 31.

IN WITNESS WHEREOF, the undersigned has executed this certificate on July 12 , 1996. [ILLEGIBLE] S.M. Hassan President 16677 v1/BD CV9011.DOC 32.

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 09:02 AM 07/12/1996 960203523 - 2629180 CERTIFICATE OF OWNERSHIP AND MERGER OF ALFALFA’S, INC. INTO WO HOLDINGS, INC. (filed pursuant to Section 253(a) of the Delaware General Corporation Law) The undersigned corporation does hereby certify that: 1. Alfalfa’s, Inc., a Colorado Corporation, owns 10 of the outstanding shares of capital stock of WO Holdings, Inc. (“Holdings”), a Delaware corporation. 2. The surviving corporation is Holdings (the “Surviving Corporation”). 3. The merged corporation is Alfalfa’s (the “Merged Corporation”). 4. Attached hereto as Exhibit A is a copy of the resolutions of the Board of Directors of the Merging Corporation, duly adopted at a meeting on May 16, 1996, authorizing the merger of the Merged Corporation with and into the Surviving Corporation. 5. The merger of the Merged Corporation with and into the Surviving Corporation has been adopted, approved, certified, executed and acknowledged by the Merged Corporation in accordance with the laws of the state of Colorado. IN WITNESS WHEREOF, the undersigned has executed this Certificate of Ownership and Merger on the 12th day of July, 1996. ALFALFA’S, INC. By: [ILLEGIBLE] S.M. Hassan, President and Chief Executive Officer 169471

Exhibit A Resolution of the Board of Directors of Alfalfa’s, Inc. adopted at a meeting duly held on July 11, 1996 RESOLVED, FURTHER, that the form, terms and provisions of the Agreement and Plan of Merger (the “Reincorporation Merger Agreement”) dated July 11, 1996 between the Corporation and WO Holdings, Inc. (“WO Holdings”), providing for the pro rata issuance of 1.9851124 shares of common stock of WO Holdings for each share of the Corporation’s common stock and 1.9851124 shares of Series D Preferred Stock of WO Holdings for each outstanding share of the Corporation’s Series A Preferred Stock, be, and they hereby are, approved, adopted and ratified in all respects.

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 09:03 AM 07/12/1996 960203547 - 2629180 CERTIFICATE OF MERGER OF WILD OATS MARKETS, INC. INTO WO HOLDINGS, INC. (filed pursuant to Section 251 of the Delaware General Corporation Law) The undersigned corporations do hereby certify that: 1. The name and state of incorporation of each of the constituent corporations are as follows: Wild Oats Markets, Inc., a Delaware corporation WO Holdings, Inc., a Delaware corporation 2. An Agreement and Plan of Merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the provisions of Section 251 of the General Corporation Law of the State of Delaware. 3. The name of the surviving corporation of the merger is WO Holdings, Inc., a Delaware corporation. 4. Following the merger of Wild Oats Markets, Inc. with and into WO Holdings, Inc., the Certificate of Incorporation of WO Holdings, Inc. shall be amended as follows: Article I of the corporation’s Certificate of Incorporation shall be amended to read in its entirety as follows: “One: The name of the corporation is Wild Oats Markets, Inc.” 5. The executed Agreement and Plan of Merger is on file at the principal place of business of the surviving corporation. The address of the principal place of business of the surviving corporation is Wild Oats Markets, Inc., 1645 Broadway, Boulder, CO 80302. 6. A copy of the Agreement and Plan of Merger will be furnished by the surviving corporation, on request and without cost, to any stockholder of any constituent corporation. 7. The effective date of the merger is to be 12:01 a.m., Sunday, July 14, 1996. 1.

IN WITNESS WHEREOF, the undersigned have executed this Certificate of Merger as of the 12 day of July , 1996. Wild Oats Markets, Inc. By: [ILLEGIBLE]  Name: [ILLEGIBLE]  Title: President ATTEST: By: [ILLEGIBLE] Secretary WO Holdings, Inc. By: [ILLEGIBLE]  Name: S. M. Hassan  Title: President ATTEST: By: [ILLEGIBLE] Secretary 21055559 042596 2.

SENT BY: 10-21-96 ; 1:27PM ; 302 674 8340;# 2

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 04:30 PM 10/15/1996
960306149 - 2629180

CERTIFICATE OF AMENDMENT
OF THE CERTIFICATE OF INCORPORATION OF
WILD OATS MARKETS , INC.

Wild Oats Markets, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), hereby certifies as follows:

FIRST: The name of the Corporation is Wild Oats Markets, Inc.

SECOND: Upon the effectiveness of the Certificate of Amendment, every outstanding share of Comon Stock shall be split into 1.7735 shares of Common Stock. No fractional shares shall be issued, and each stockholder otherwise entitled to receive a fractional share shall receive the nearest whole number of shares of Common Stock.

THIRD: Paragraph A of Article FOURTH of the Certificate of Incorporation is hereby amended in its entirety to read as follows:

"A. CLASSES OF STOCK. This corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares which the corporation is authorized to issue is twenty-one million seven hundred ninety-nine thousand one hundred sixty-eight (21,799,168), of which twenty million (20,000,000) shares shall be Common Stock and one million seven hundred ninety-nine (1,799,168) shares shall be Preferred Stock. The Common Stock shall have a par value of $.001 per share and the Preferred Stock shall have a par value of $.001 per share."

FOURTH: Paragraph B(3)(a)(ii) of Article FOURTH of the Certificate of Incorporation of the Corporation is hereby amended in its entirety to read as follows:

(ii) Each share of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock shall automatically be converted into shares of Common Stock at the applicable Conversion Price at the time in effect for such Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock immediately upon the consummation of the corporation's sale of its Common Stock in a firm commitment underwriting pursuant to a registration statement on Form S-1 or similar form under the Securities Act of 1933, as amended, where (i) the gross proceeds to this corporation are not less than $20,000,000, and (ii) the product of the price per share to the public of the Common Stock times the number of shares of Common Stock outstanding immediately prior to the consummation of the underwritten sale (including any shares of Common Stock then issued or issuable upon conversion of the Preferred Stock) shall be not less than $120,000,000.

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102196/14:10

1.

FIFTH: The foregoing amendment to the Amended and Restated Certificate of Incorporation of the Corporation has been duly adopted by the directors and stockholders of the Corporation in accordance with the provisions of Sections 141,228 and 242 of the General Corporation Law of the State of Delaware, and notice of such adoption has been provided in accordance with said Section 228. IN WITNESS WHEREOF, the Corporation has executed this Certificate of Amendment on the 15th day of October, 1996. WILD OATS MARKETS, INC. By: [ILLEGIBLE] Elizabeth C. Cook Vice President [ILLEGIBLE] FKK011.DOC 101096/17:10 2.

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 08:45 AM 10/28/1996 960312674 - 2629180 AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF WILD OATS MARKETS, INC, a Delaware corporation I. The undersigned, Elizabeth C. Cook, hereby certifies that: ONE: She is the duly elected and acting Vice President of Wild Oats Markets, Inc. TWO: The corporation’s original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on May 31, 1996 under the name WO Holdings, Inc. THREE: This Amended and Restated Certificate of Incorporation restates, integrates and amends the corporation’s Certificate of Incorporation filed on May 31, 1996, as amended by the Certificate of Amendment filed July 12, 1996, and the Certificate of Amendment filed on October 15, 1996 and has been duly adopted in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware. FOUR: The text of the Amended and Restated Certificate of Incorporation of this corporation is hereby amended and restated to read in its entirety as follows: II. The name of this corporation is WILD OATS MARKETS, INC. III. The address of the registered office of the corporation in the State of Delaware is The Prentice-Hall Corporation System, Inc., 1013 Centre Road, Wilmington, Delaware 19805. The name of its registered agent at such address is The Prentice-Hall Corporation System, Inc. IV. The purpose of this corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware. A. CLASSES OF STOCK. This corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the corporation is authorized to issue is nineteen million two hundred thousand (25,000,000), of which sixteen million two hundred thousand (20,000,000) shares shall be Common Stock and five million (5,000,000) shares shall be Preferred Stock. The [ILLEGIBLE] [ILLEGIBLE]

Common Stock Shall have a par value of $.001 per share and the Preferred Stock shall have a par value of $.001 per share. B. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized, by filing a certificate (a “Preferred Stock Designation”) pursuant to the Delaware General Corporation Law, to fix or alter from time to time the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions of any wholly unissued series of Preferred Stock, and to establish from time to time the number of shares constituting any such series or any of them; and to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be decreased in accordance with the foregoing sentence, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series. V. For the management of the business and for the conduct of the affairs of the corporation, and in further definition, limitation and regulation of the powers of the corporation, of its directors and of its stockholders or any class thereof, as the case may be, it is further provided that: A. 1. The management of the business and the conduct of the affairs of the corporation shall be vested in its Board of Directors. The number of directors which shall constitute the whole Board of Directors shall be fixed exclusively by one or more resolutions adopted, by the Board of Directors. 2. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, and subject to the Stockholders Agreement dated as of July 12, 1996 between the corporation and certain stockholders, following the closing of the initial public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “1933 Act”), covering the offer and sale of Common Stock to the public (the “Initial Public Offering”), the directors shall be divided into three classes designated as Class I, Class II and Class III, respectively Directors shall be assigned to each class in accordance with a resolution or resolutions adopted by the Board of Directors. At the first annual meeting of stockholders following the closing of the Initial Public Offering, the term of office of the Class I directors shall expire and Class I directors shall be elected for a full term of three years. At the second annual meeting of stockholders following the Closing of the Initial Public Offering, the term of office of the Class II directors shall expire and Class II directors shall be elected for a full term of three years. At the third annual meeting of stockholders following the Closing of the Initial Public Offering, the term of office of the Class III directors shall expire and Class III directors shall 2 18175 v1/BD [ILLEGIBLE]

be elected for a full term of three years. At each succeeding annual meeting of stockholders, directors shall be elected for a full term of three years to succeed the directors of the class whose terms expire at such annual meeting. Notwithstanding the foregoing provisions of this Article, each director shall serve until his successor is duly elected and qualified or until his death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director. 3. Subject to the rights of the holders of any series of Preferred Stock, no director shall be removed without cause. Subject to any limitations imposed by law, the Board of Directors or any individual director may be removed from office at any time with cause by the affirmative vote of the holders of a majority of the voting power of all the then-outstanding shares of voting stock of the corporation, entitled to vote at an election of directors (the “Voting Stock”). 4. Subject to the rights of the holders of any series of Preferred Stock and the Stockholders Agreement, any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes and any newly created directorships resulting from any increase in the number of directors, shall, unless the Board of Directors determines by resolution that any such vacancies or newly created directorships shall be filled by the stockholders, except as otherwise provided by law, be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board of Directors and not by the stockholders. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director’s successor shall have been elected and qualified. B. 1. Subject to paragraph (i) of Section 43 of the Bylaws, the Bylaws may be altered or amended or new Bylaws adopted by the affirmative vote of at least sixty-six and two thirds percent (66-2/3%) of the voting power of all of the then-outstanding shares of the Voting Stock. The Board of Directors shall also have the power to adopt, amend, or repeal Bylaws. 2. The directors of the corporation need not be elected by written ballot unless the Bylaws so provide. 3. No action shall be taken by the stockholders of the corporation except at an annual or special meeting of stockholders called in accordance with the Bylaws and following the closing of the Initial Public Offering no action shall be taken by the stockholders by written consent. C. 3 18175 v1/BD [ILLEGIBLE]

1. Special meetings of the stockholders of the corporation may be called, for any purpose or purposes, by (i) the Chairman of the Board of Directors, (ii) the Chief Executive Officer, (iii) the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption) or (iv) by the holders of the shares entitled to cast not less that ten percent (10%) of the votes at the meeting, and shall be held at such place, on such date, and at such time as they or he shall fix; provided, however, that the following registration of any classes of equity securities of the corporation pursuant to the provisions of the Securities Exchange Act of 1934, as amended, special meetings of the stockholders may only be called by the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized Directors. 2. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the corporation shall be given in the manner provided in the Bylaws of the corporation. VI. A. To the fullest extent permitted by applicable law, this corporation is authorized to provide indemnification of (and advancement of expenses to) directors, officers, employees and agents (and any other persons to which Delaware law permits this corporation to provide indemnification) through Bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the Delaware General Corporation Law, subject only to limits created by applicable Delaware law (statutory or non-statutory), with respect to actions for breach of duty to the corporation, its stockholders, and others. B. No director of the corporation shall be personally liable to the corporation or any stockholder for monetary damages for breach of fiduciary duty as a director, except for any matter in respect of which such director shall be liable under Section 174 of the General Corporation Law of the State of Delaware or any amendment thereto or shall be liable by reason that, in addition to any and all other requirements for such liability, such director (1) shall have breached the director’s duty of loyalty to the corporation or its stockholders, (2) shall not have acted in good faith, or, in failing to act, shall not have acted in good faith. (3) shall have acted in manner involving intentional misconduct or a knowing violation of law or, in failing to act, shall have acted in a manner involving intentional misconduct or a knowing violation of law, or (4) shall have derived an improper personal benefit: If the Delaware General Corporation Law is hereafter amended to authorize the further elimination or limitation of the liability of a director, the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended. C. Each person who was or is made a party or is threatened to be made a party to or is in any way involved in any threatened, pending or completed action, suit or proceeding, 4 18175 v1/BD [ILLEGIBLE]

whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), including any appeal therefrom, by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer of the corporation or of a direct or indirect subsidiary of the corporation, or is or was serving at the request of the corporation as a director of officer of another entity or enterprise, or was a director or officer of a foreign or domestic corporation which was predecessor corporation of the corporation or of another entity or enterprise at the request of such predecessor corporation, shall be indemnified and held harmless by the corporation, and the corporation shall advance all expenses incurred by any such person in defense of any such proceeding prior to its final determination, to the fullest extent authorized by the General Corporation Law of the State of Delaware. In any proceeding against the corporation to enforce these rights, such person shall be presumed to be entitled to indemnification and the corporation shall have the burden of proving that such person has not met the standards of conduct for permissible indemnification set forth in the General Corporation Law of the State of Delaware. The rights to indemnification and advancement of expenses conferred by this Article VII shall be presumed to have been relied upon by the directors and officers of the corporation in serving or continuing to serve the corporation and shall be enforceable as contact rights. Said rights shall not be exclusive of any other rights to which those seeking indemnification may otherwise be entitled. The corporation may, upon written demand presented by a director or officer of the corporation or of a direct or indirect subsidiary of the corporation, or by a person serving at the request of the corporation as a director or officer of another entity or enterprise, enter into contracts to provide such persons with specified rights to indemnification, which contracts may confer rights and protections to the maximum extent permitted by the General Corporation Law of the State of Delaware, as amended and in effect from time to time. 1. If a claim under this Article VII is not paid in full by the corporation within sixty (60) days after a written claim has been received by the corporation, the claimant may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expenses of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce the right to be advanced expenses incurred in defending any proceeding prior to its final disposition where the required undertaking, if any, has been tendered to the corporation) that the claimant lias not met the standards of conduct which make it permissible under the General Corporation Law of the State of Delaware for the corporation to indemnify the claimant for the amount claimed, but the claimant shall be presumed to be entitled to indemnification and the corporation shall have the burden of proving that the Claimant has not met the standards of conduct for permissible indemnification set forth in the General Corporation Law of the Sate of Delaware. 2. If the General Corporation Law of the State of Delaware is hereafter amended to permit the corporation to provide broader indemnification rights than said Law permitted the corporation to provide prior to such amendment, the indemnification rights conferred by this Article VII shall be broadened to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended. 5 18175 v1/BD [ILLEGIBLE]

D. Any repeal or modification of any of the foregoing provisions of this Article VII, including without limitation, any contractual rights arising under or authorized by it, shall not adversely affect any right or protection of a director, officer, agent or other person existing at the time of, or increase the liability of any director of the corporation with respect to any acts or omissions of such director, officer or agent occurring prior to such repeal or modification. VII A. The corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, except as provided in paragraph B. of this Article VIII, and all rights conferred upon the stockholders herein are granted subject to this reservation. B. Notwithstanding any other provisions of this Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the Voting Stock required by law, this Certificate of Incorporation or any Preferred Stock Designation, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of all of the then-outstanding shares of the Voting Stock, voting together as a single class, shall be required to alter, amend or repeal Articles V, VI, and VII. IN WITNESS WHEREOF, the undersigned has executed this certificate on October 28, 1996. [ILLEGIBLE] Elizabeth C. Cook Vice President 6 18175 v1/BD [ILLEGIBLE]

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 09:00 AM 01/10/1997 971009695 - 2629180 CERTIFICATE OF CORRECTION OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF WILD OATS MARKETS, INC. FILED WITH THE SECRETARY OF STATE OF DELAWARE ON OCTOBER 28, 1996 Wild Oats Markets, Inc., a Delaware corporation (the “Corporation”), hereby certifies as follows: 1. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of Delaware on May 31, 1996 under the name “WO Holdings, Inc.” 2. An Amended and Restated Certificate of Incorporation was filed with the Secretary of State of Delaware on October 28, 1996 under the name Wild Oats Markets, Inc. (the “Restated Certificate”). 3. The Restated Certificate requires correction as permitted by subsection (f) of Section 103 of the General Corporation Law of the State of Delaware. 4. The errors to be corrected in the Restated Certificate are as follows: (a) The number of shares of capital stock authorized to be issued by the Corporation in paragraph A of Article IV should be Twenty-five Million (25,000,000) shares of which Twenty Million (20,000,000) shares shall be Common Stock and Five Million (5,000,000) shares shall be Preferred Stock. The Common Stock shall have a par value of $.001 per share and the Preferred Stock shall have a par value of $.001 per share. 5. Accordingly, paragraph A of Article IV of the Restated Certificate are corrected to read as follows; “(a) CLASSES OF STOCK. This corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the corporation is authorized to issue is Twenty-five Million (25,000,000) of which Twenty Million (20,000,000) shares shall be Common Stock and Five Million (5,000,000) shares shall be Preferred Stock. The Common Stock shall have a par value of $.001 per share and the preferred Stock shall have a par value of $.001 per share.” IN WITNESS WHEREOF, the undersigned has executed this Certificate of Correction on the 9th day of January, 1997. WILD OATS MARKETS, INC. By: [ILLEGIBLE] Mary Beth Lewis, Chief Financial Officer [ILLEGIBLE] [ILLEGIBLE]

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 09:00 AM 01/17/1997 971019057 - 2629180 CERTIFICATE OF OWNERSHIP AND MERGER OF ALFALFA’S ROCKY MOUNTAIN, INC. (a Colorado corporation) INTO WILD OATS MARKETS, INC. (a Delaware corporation) It is hereby certified that: 1. Wild Oats Markets, Inc. (hereinafter sometimes referred to as the “Corporation”) is a business corporation of the State of Delaware. 2. The Corporation is the owner of all of the outstanding shares of Alfalfa’s Rocky Mountain, Inc., which is a business corporation of the State of Colorado. 3. The laws of the jurisdiction of organization of Alfalfa’s Rocky Mountain, Inc. permit the merger of a business corporation of that jurisdiction with a business corporation of another jurisdiction. 4. The Corporation hereby merges Alfalfa’s Rocky Mountain, Inc. into the Corporation. 5. Attached is a copy of the resolutions adopted on January 13, 1997, by the Board of Directors of the Corporation to merge the said Alfalfa’s Rocky Mountain, Inc. into the Corporation. Executed on this 13th day of January, 1997. WILD OATS MARKETS, INC. By [ILLEGIBLE] Michael C. Gilliland, Its President Attest: [ILLEGIBLE] Elizabeth C. Cook, Its Secretary

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 09:01 AM 01/17/1997 971019062 - 2629180 CERTIFICATE OF OWNERSHIP AND MERGER OF ALFALFA’S SANTA FE, INC. (a Colorado corporation) INTO WILD OATS MARKETS, INC. (a Delaware corporation) It is hereby certified that: 1. Wild Oats Markets, Inc. (hereinafter sometimes referred to as the “Corporation”) is a business corporation of the State of Delaware. 2. The Corporation is the owner of all of the outstanding shares of Alfalfa’s Santa Fe, Inc., which is a business corporation of the State of Colorado. 3. The laws of the jurisdiction of organization of Alfalfa’s Santa Fe, Inc. permit the merger of a business corporation of that jurisdiction with a business corporation of another jurisdiction. 4. The Corporation hereby merges Alfalfa’s Santa Fe, Inc. into the Corporation. 5. Attached is a copy of the resolutions adopted on January 13, 1997, by the Board of Directors of the Corporation to merge the said Alfalfa’s Santa Fe, Inc. into the Corporation. Executed on this 13th day of January, 1997. WILD OATS MARKETS, INC. By [ILLEGIBLE] Michael C. Gilliland, Its President Attest: [ILLEGIBLE] Elizabeth C. Cook, Its Secretary [ILLEGIBLE] 01/07/96/mmg

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 09:02 AM 01/17/1997 971019070 - 2629180 CERTIFICATE OF OWNERSHIP AND MERGER OF ALFALFA’S NORTHWEST, INC. (a Colorado corporation) INTO WILD OATS MARKETS, INC. (a Delaware corporation) It is hereby certified that: 1. Wild Oats Markets, Inc. (hereinafter sometimes referred to as the “Corporation”) is a business corporation of the State of Delaware. 2. The Corporation is the owner of all of the outstanding shares of Alfalfa’s Northwest, Inc., which is a business corporation of the State of Colorado. 3. The laws of the jurisdiction of organization of Alfalfa’s Northwest, Inc. permit the merger of a business corporation of that jurisdiction with a business corporation of another jurisdiction. 4. The Corporation hereby merges Alfalfa’s Northwest, Inc. into the Corporation. 5. Attached is a copy of the resolutions adopted on January 13, 1997, by the Board of Directors of the Corporation to merge the said Alfalfa’s Northwest, Inc. into the Corporation. Executed on this 13th day of January, 1997. WILD OATS MARKETS, INC. By [ILLEGIBLE] Michael C. Gilliland, Its President Attest: [ILLEGIBLE] Elizabeth C. Cook, Its Secretary

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 09:00 AM 01/16/1998 981020830 - 2629180 CERTIFICATE OF OWNERSHIP AND MERGER OF BRIGHTER DAY ENTERPRISES, INC. (a Tennessee corporation) INTO WILD OATS MARKETS, INC. (a Delaware corporation) It is hereby certified that: 1. Wild Oats Markets, Inc. (hereinafter sometimes referred to as the “Corporation”) is a business corporation of the State of Delaware. 2. The Corporation is the owner of all of the outstanding shares of Brighter Day Enterprises, Inc., which is a business corporation of the State of Tennessee. 3. The laws of the jurisdiction of organization of Brighter Day Enterprises, Inc. permit the merger of a business corporation of that jurisdiction with a business corporation of another jurisdiction. 4. The Corporation hereby merges Brighter Day Enterprises, Inc. into the Corporation. 5. Attached hereto as Exhibit A is a copy of the resolutions adopted on January 13, 1998, by the Board of Directors of the Corporation to merge the said Brighter Day Enterprises, Inc. into the Corporation. 6. The Certificate of Incorporation of the Corporation shall be its Certificate of Incorporation. 7. An executed Agreement of Merger is on file at the office of the Corporation at 1645 Broadway, Boulder, Colorado, 80302. 8. A copy of the Agreement of Merger will be furnished by the Corporation on request, and without cost, to any shareholder of the constituent corporations. 9. The authorized capital stock of Brighter Day Enterprises, Inc. consists of 1,000 shares of Common Stock, no par value. 10. This Certificate of Ownership and Merger shall become effective at 9:00 am on January 19, 1998

Executed on this 13th day of January, 1998. WILD OATS MARKETS, INC. By: [ILLEGIBLE] Name: Elizabeth Cook Title: Vice President  Attest: [ILLEGIBLE] Freya Brier, Its Assistant Secretary [ILLEGIBLE]

EXHIBIT A RESOLUTION OF THE BOARD OF DIRECTORS OF BRIGHTER DAY ENTERPRISES, INC. (a Tennessee corporation) The following resolutions were approved and adopted by a vote of a majority of the Board of Directors of Brighter Day Enterprises, Inc., a Tennessee corporation (the “Company”) at a board meeting duly noticed and held by conference telephone on January 19, 1998, at which a quorum was present. WHEREAS, the Board of Directors has determined that it is in the best interest of the Company to merge into Wild Oats Markets, Inc. in accordance with the terms and provisions of the Agreement and Plan of Merger, a copy which has been provided to all of the members of the Board of Directors (the “Plan of Merger”). NOW, THEREFORE, BE IT RESOLVED, that the Plan of Merger is hereby adopted by the Board of Directors, and the officers of the Company are hereby authorized and directed to negotiate, execute, deliver and do such other acts and things, make such other agreements or writings as such officer may deem to be appropriate in connection with the merger of the Company into Wild Oats Markets, Inc [ILLEGIBLE]

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 11:40 AM 05/04/1998 981171042 - 2629180 CERTIFICATE OF OWNERSHIP AND MERGER OF DDJ, INC. (an Ohio corporation) INTO WILD OATS MARKETS, INC. (a Delaware corporation) It is hereby certified that: 1. Wild Oats Markets, Inc. (hereinafter sometimes referred to as the “Corporation”) is a business corporation of the State of Delaware. 2. The Corporation is the owner of all of the outstanding shares of DDJ, Inc., which is a business corporation of the State of Ohio. 3. The laws of the jurisdiction of organization of DDJ, Inc. permit the merger of a business corporation of that jurisdiction with a business corporation of another jurisdiction. 4. The Corporation hereby merges DDJ, Inc. into the Corporation. 5. Attached hereto as Exhibit A is a copy of the resolutions adopted by the Board of Directors of the Corporation to merge the said DDJ, Inc. into the Corporation. 6. The Certificate of Incorporation of the Corporation shall be its Certificate of Incorporation. 7. An executed Agreement of Merger is on file at the office of the Corporation at 1645 Broadway, Boulder, Colorado, 80302. 8. A copy of the Agreement of Merger will be furnished by the Corporation on request, and without cost, to any shareholder of the constituent corporations. 9. The authorized capital stock of DDJ, Inc. consists of 750 shares of Common Stock, no par value. 10. This Certificate of Ownership and Merger shall become effective at 9:00 am on Friday, May 1, 1998.

Executed on this 1st day of May , 1998. WILD OATS MARKETS, INC. By: [ILLEGIBLE] Name: [ILLEGIBLE] Title: CEO Attest: [ILLEGIBLE] Freya Brier, Its Assistant Secretary M:\LEGAL\ACQUIS\98\COLUMBUS\DOCS\CERTOWN.DOC

EXHIBIT A SECRETARY’S CERTIFICATE Freya R. Brier certifies that she is the Assistant Secretary of Wild Oats Markets, inc., a Delaware corporation (the “Company”) and that the Board of Directors of the Company adopted the following resolution by written unanimous consent: WHEREAS, the Board of Directors has determined that it is in the best interest of the Company to merge with DDJ, Inc. in accordance with the terms and provisions of the Agreement and Plan of Merger, a copy of which has been provided to all of the members of the Board of Directors (the “Plan of Merger”). NOW, THEREFORE, BE IT: RESOLVED that the Plan of Merger is hereby adopted by the Board of Directors, and the officers of the Company are hereby authorized and directed to negotiate, execute, deliver and do such other acts and things, and make such other agreements or writings as such officer may deem to be appropriate in connection with the merger of DDJ, Inc. into the Company. I further certify that the above Resolution has not been in any way rescinded, annulled or revoked but is still in full force and effect. IN WITNESS WHEREOF, I have hereto affixed my hand and seal of the Company on the 1st day of May , 1998. [ILLEGIBLE] Freya R. Brier, Assistant Secretary M:\LEGAL\ACQUIS\98\COLUMBUS\DOCS\RES0119.DOC

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 12:00 PM 05/20/1998 981193793 - 2629180 CERTIFICATE OF DESIGNATIONS OF SERIES A JUNIOR PARTICIPATING PREFERRED STOCK OF WILD OATS MARKETS, INC. Pursuant to Section 151 of the Delaware General Corporation Law, the undersigned authorized officer of Wild Oats Markets, Inc., certifies that the Board of Directors of Wild Oats Markets, Inc., adopted the following resolution at a meeting duly called and held on May 4, 1998: “BE IT RESOLVED, that pursuant to the authority expressly granted by the provisions of the Amended and Restated Certificate of Incorporation of the Corporation, the Board of Directors hereby creates and authorizes the issuance of a series of preferred stock, par value $.001 per share of the Corporation, and hereby fixes the designation and amount thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof are as follows: Section 1. Designation and Amount. The shares of such series (the “Series A Stock”) shall be designated as “Series A Junior Participating Preferred Stock” and the number of shares constituting such series shall be 20,000. Section 2. Dividends and Distributions. (A) Subject to the prior and superior rights of the holders of any series of Preferred Stock ranking prior and superior to the Series A Stock with respect to dividends, the holders of Series A Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for such purpose, quarterly dividends payable in cash on the first day of March, June, September, and December in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1.00 or (b) the product of the Adjustment Number (defined below) multiplied by the aggregate per share amount of all cash dividends, and the Adjustment Number multiplied by the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of common stock or a subdivision of the outstanding shares of common stock (by reclassification or otherwise), declared on the common stock, par value $.001 per share, of the Corporation (the “Common Stock”) since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Stock. As used herein, the “Adjustment Number” shall initially be 100, but if the Corporation at any time after May 4, 1998 (the “Declaration Date”) (i) declares any dividend on Common Stock payable in shares of Common Stock, (ii) subdivides the outstanding Common Stock, or (iii) combines the outstanding Common Stock into a smaller number of shares, then in each such case the Adjustment

Number immediately after such event shall equal the Adjustment Number immediately before such event multiplied by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately before such event. (B) The Corporation shall declare a dividend or distribution on the Series A Stock as provided in paragraph (A) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, if the total dividends declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date is less than $.01 per share, a dividend equal $1.00 per share on the Series A Stock, minus an amount per share equal to the dividends already paid on the Series A Stock during such period, shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date. (C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the Series A Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 30 days prior to the date fixed for the payment thereof. Section 3. Voting Rights. The holders of the Series A Stock shall have the following voting rights: (A) Each share of Series A Stock shall entitle the holder thereof to a number of votes equal to the Adjustment Number on each matter submitted to a vote of the stockholders of the Corporation. (B) Except as otherwise provided herein or by law, the holders of Series A Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation. (C) If at the time of any annual meeting of stockholders for the election of directors a default in preference dividends on the shares of the Series A Stock shall exist, the number of directors constituting the Board of Directors shall be increased by two, and the holders of Series A Stock (whether or not the holders of the Series A Stock would be entitled to vote for the election of Directors if such default in preference dividends did not exist), shall have the right at such meeting, 2 voting together as a single class, to the exclusion of the holders of Common Stock, to elect two directors of the Company to fill such newly created directorships. Such right shall continue until there are no dividends in arrears upon the Series A Stock. Each director elected by the holders of shares of Series A Stock (herein called a “Preferred Director’’) shall continue to serve as such director for the full term for which he shall have been elected, notwithstanding that prior to the end of such term a default in preference dividends shall cease to exist. Any Preferred Director may be removed by, and shall not be removed except by, the vote of the holders of record of the outstanding shares of Series A Stock, voting together as a single class, at a meeting of the stockholders, or of the holders of shares of Series A Stock, called for that purpose. So long as a default in any preference dividends on the Series A Stock shall exist, (i) any vacancy in the office of a Preferred Director may be filled (except as provided in the following clause (ii)) by an instrument in writing signed by the remaining Preferred Director and filed with the corporation and (ii) in the case of the removal of any Preferred Director, the vacancy may be filled by the vote of the holders of the outstanding shares of Series A Stock, voting together as a single class, at the same meeting at which such removal shall be voted. Bach director appointed as aforesaid by the remaining Preferred Director shall be deemed, for all purposes hereof, to be a Preferred Director. Whenever the term of office of the Preferred Directors shall end and a default in preference dividends shall no longer exist, the number of Directors constituting the Board of Directors of the Corporation shall be reduced by two. FOR the purposes hereof, a “default in preference dividends on the Series A Stock” shall be deemed to have occurred whenever the amount of accrued dividends upon the Series A Stock shall be equivalent to six full quarter-yearly dividends or more, and, having so occurred such default shall be deemed to exist thereafter until, but only until, all accrued dividends on all shares of Series A Stock shall have been paid, or declared and set aside for payment, to the end of the last preceding quarterly dividend. (D) Except as set forth herein, holders of Series A Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action. Section 4. Certain Restrictions. (A) Whenever quarterly dividends or other dividends or distributions payable on the Series A Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Stock outstanding have been paid in full, the Corporation shall not (i) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Stock; (ii) declare or pay dividends or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Stock, except dividends paid ratably on the Series A Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled; 3

(iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Stock; (iv) purchase or otherwise acquire for consideration any shares of Series A Stock except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors shall determine in good faith will result in fair and equitable treatment among the respective series or classes. (B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner. Section 5. Re-acquired Shares. Any shares of Series A Stock purchased or otherwise acquired by the Corporation in any manner shall be retired and canceled promptly after such acquisition. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein. Section 6. Liquidation, Dissolution or Winding Up. (A) Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Stock unless, prior thereto, the holders of Series A Stock have received, for each such share, a number of dollars equal to the Adjustment Number, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the “Series A Liquidation Preference”). Following the payment of the full amount of the Series A Liquidation Preference, no additional distributions shall be made to the holders of Series A Stock unless, prior thereto, the holders of Common Stock shall have received an amount per share (the “Common Adjustment”) equal to the quotient obtained by dividing (i) the Series A Liquidation Preference by (ii) the Adjustment Number. Following the payment of the full amount of the Series A Liquidation Preference and the Common Adjustment in respect of all outstanding shares of Series A Stock and Common Stock, respectively, holders of Series A Stock and holders of Common Stock shall receive their ratable and proportionate share of the remaining assets to be distributed to them in the ratio of the Adjustment Number to one with respect to such Preferred Stock and Common Stock, on a per share basis, respectively. 4

(B) If there are not sufficient assets available to permit payment in fall of the Series A Liquidation Preference and the liquidation preferences of all other series of preferred stock, if any, that rank on a parity with the Series A Stock, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences. If thereafter there are not sufficient assets available to permit payment in full of the Common Adjustment, then such remaining assets shall be distributed ratably to the holders of Common Stock (subject to the rights of any Preferred Stock other than the Series A Stock). Section 7. Consolidation, Merger, etc. If the Corporation enters into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then In each such case the Series A Stock shall at the same time be similarly exchanged or changed in an amount per share equal to the Adjustment Number multiplied by the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. Section 8. No Redemption. The Series A Stock shall not be redeemable. Section 9. Ranking. The Series A Stock shall rank junior to all other series of tie Corporation’s Preferred Stock as to the payment of dividends and the distribution of assets, unless the terms of any such series provide otherwise. Section 10. Amendment. Whenever any Series A Stock is outstanding, the Certificate of Incorporation of the Corporation shall not be amended in any manner that would materially adversely affect the powers, preferences or special rights of the Series A Stock without the affirmative vote of the holders of a majority of the outstanding shares of Series A Stock, voting separately as a class. Section 11. Fractional Shares. Series A Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Stock. WILD OATS MARKETS, INC. By: [ILLEGIBLE] Name: Freya Brier Title: General Counsel (Authorized Officer) 5

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 09:00 AM 09/25/1998 981374016 - 2629180 CERTIFICATE OF OWNERSHIP AND MERGER OF BEANS, GRAINS, & THINGS, INCORPORATED (an Arkansas corporation) INTO WILD OATS MARKETS, INC. (a Delaware corporation) It is hereby certified that: 1. Wild Oats Markets, Inc. (hereinafter sometimes referred to as the “Corporation”) is a business corporation of the State of Delaware. 2. The Corporation is the owner of all of the outstanding shares of Beans, Grains, & Things, Incorporated, which is a business corporation of the State of Arkansas. 3. The laws of the jurisdiction of organization of Beans, Grains, & Things, Incorporated permit the merger of a business corporation of that jurisdiction with a business corporation of another jurisdiction. 4. The Corporation hereby merges Beans, Grains, & Things, Incorporated into the Corporation. 5. Attached hereto as Exhibit A is a copy of the resolutions adopted by the Board of Directors of the Corporation to merge the said Beans, Grains, & Things, Incorporated into the Corporation. 6. The Certificate of Incorporation of the Corporation shall be its Certificate of Incorporation. 7. An executed Plan of Merger is on file at the office of the Corporation at 1645 Broadway, Boulder, Colorado, 80302. 8. A copy of the Plan of Merger will be furnished by the Corporation on request, and without cost, to any shareholder of the constituent corporations. 9. The authorized capital stock of Beans, Grains, & Things, Incorporated consists of 1000 shares of Common Stock, $.01 par value. 10. This Certificate of Ownership and Merger shall become effective at 9:00 am on Wednesday, June 24, 1998.

Executed on this 24th day of June , 1998. WILD OATS MARKETS, INC. By: [ILLEGIBLE] Name: [ILLEGIBLE] Title: [ILLEGIBLE] Attest: [ILLEGIBLE] Freya Brier, Assistant Secretary M:\LEGAL\ACQUIS\98\BEANS\DOCS\certown.doc

EXHIBIT A SECRETARY’S CERTIFICATE Freya R. Brier certifies that she is the Assistant Secretary of Wild Oats Markets, Inc., a Delaware corporation (the “Company”) and that the Board of Directors of the Company adopted the following resolution on June 22, 1998 by written unanimous consent: WHEREAS, the Board of Directors has determined that it is in the best interest of the Company to merge with Beans, Grains, & Things, Incorporated in accordance with the terms and provisions of the Plan of Merger, a copy of which has been provided to all of the members of the Board of Directors (the “Plan of Merger”). NOW, THEREFORE, BE IT: RESOLVED, that the Plan of Merger is hereby adopted by the Board of Directors, and the officers of the Company are hereby authorized and directed to negotiate, execute, deliver and do such other acts and things, and make such other agreements or writings as such officer may deem to be appropriate in connection with the merger of Beans, Grains, & Things, Incorporated into the Company. I further certify that the above Resolution has not been in any way rescinded, annulled or revoked but is still in full force and effect. IN WITNESS WHEREOF, I have hereto affixed my hand and seal of the Company on the 22nd day of June , 1998. [ILLEGIBLE] Freya R. Brier, Assistant Secretary M \LEGAL\ACQUIS\98BEAN\DOCS\Woseccar.doc

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 09:00 AM 05/28/1999 991215753 - 2629180 CERTIFICATE OF OWNERSHIP AND MERGER OF NATURES FRESH NORTHWEST, INC. (a Delaware corporation) INTO WILD OATS MARKETS, INC. (a Delaware corporation) It is hereby certified that: 1. Wild Oats Markets, Inc. (hereinafter sometimes referred to as the “Corporation”) is a business corporation of the State of Delaware. 2. The Corporation is the owner of all of the outstanding shares of stock of Nature’s Fresh Northwest, Inc., which is a business corporation of the State of Delaware. 3. The Corporation hereby merges Nature’s Fresh Northwest, Inc. into the Corporation. 4. Attached hereto is a copy of the resolutions adopted on May 29, 1999 by the Board of Directors of the Corporation to merge the said Nature’s Fresh Northwest, Inc. into the Corporation. 5. The Certificate of Incorporation of the Corporation shall be its Certificate of Incorporation. 6. An executed Agreement and Plan of Merger is on file at the office of the Corporation at 3375 Mitchell Lane, Boulder, Colorado, 80301. 7. A copy of the Agreement and Plan of Merger will be furnished by the Corporation on request, and without cost, to any shareholder of the constituent corporations. 8. The authorized capital stock of Nature’s Fresh Northwest, Inc. consists of 1000 shares of Common Stock, with no par value. 9. This Certificate of Ownership and Merger shall become effective at 12:01 am on May 30, 1999.

Executed on this 29th day of May, 1999, to be effective on the date set forth above. WILD OATS MARKETS, INC. By: [ILLEGIBLE] Name: [ILLEGIBLE] Title: President Attest: [ILLEGIBLE] Freya Brier, Its Assistant Secretary \\SERVER3\M DRIVE\LEGAL\Acquisitions\99\Natures Fresh\Docs\Certown.doc

CONSENT OF THE DIRECTORS OF NATURE’S FRESH NORTHWEST, INC. (a Delaware corporation) The following resolution was approved and adopted by the Directors of Nature’s Fresh Northwest, Inc., a Delaware corporation (the “Company”) on May 29, 1999. WHEREAS, the undersigned as the Directors of the Company has determined that it is in the best interest of the Company to merge into Wild Oats Markets, Inc. in accordance with the terms and provisions of the Agreement and Plan of Merger, a copy of which has been provided to the undersigned (the “Plan of Merger”). WHEREAS, the undersigned hereby waive the mailing requirement for the Plan of Merger. NOW, THEREFORE, BE IT: RESOLVED, that the Plan of Merger is hereby adopted by the undersigned and the officers of the Company are hereby authorized and directed to negotiate, execute, deliver and do such other acts and things, make such other agreements or writings as such officers may deem to be appropriate in connection with the merger of the Company into Wild Oats Markets, Inc. [ILLEGIBLE] Mary Beth Lewis [ILLEGIBLE] Freya R. Brier

EXHIBIT A SECRETARY’S CERTIFICATE Freya R. Briar certifies that she is the Secretary of Nature’s Fresh Northwest, Inc. a Delaware corporation (the “Company”) and that the Directors of the Company adopted the following resolution by written consent: WHEREAS, the undersigned as the Directors of the Company have determined that it is in the best interest of the Company to merge into Wild Oats Markets, Inc. in accordance with the terms and provisions of the Agreement and Plan of Merger a copy of which has been provided to the undersigned (the “Plan of Merger). WHEREAS, the undersigned hereby waive the mailing requirement for the Plan of Merger. NOW, THEREFORE, BE IT: RESOLVED, that the Plan of Merger is hereby adopted by the undersigned, and the officers of the Company are hereby authorized and directed to negotiate, execute, deliver and do such other acts and things, make such other agreements or writings as such officers may deem to be appropriate in connection with the merger of the Company into Wild Oats Markets, Inc. I further certify that the above Resolution has not been in any way rescinded, annulled or revoked but is still in full force and effect. IN WITNESS WHEREOF, I have hereto affixed my hand and seal of the Company on May 29, 1999. [ILLEGIBLE] Freya R. Brier, Secretary M:\LEGAL\Acquisitions\99\Natures Fresh\Docs\Naturesres.doc

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 09:00 AM 09/21/1999 991410300 - 2629180 CERTIFICATE OF OWNERSHIP AND MERGER OF HENRY’S MARKETPLACE, INC (a California corporation) INTO WILD OATS MARKETS, INC. (a Delaware corporation) It is hereby certified that: 1. Wild Oats Markets, Inc. (hereinafter sometimes referred to as the “Corporation”) is a business corporation of the State of Delaware. 2. The Corporation is the owner of all of the outstanding shares of stock of Henry’s Marketplace, Inc., which is a business corporation of the State of California. 3. An Agreement and Plan of Merger has been approved, adopted, certified, executed, and acknowledged by each of the constituent corporations in accordance with the provisions of Section 253 of the Delaware General Corporation Law. 4. The Corporation hereby merges Henry’s Marketplace, Inc. into the Corporation, with the Corporation as the surviving corporation. 5. Attached hereto is a copy of the resolutions adopted on September 26, 1999 by the Board of Directors of the Corporation to merge the said Henry’s Marketplace, Inc. into the Corporation, marked as Exhibit “A”. 6. The Certificate of Incorporation of the Corporation shall be its Certificate of Incorporation. 7. An executed Agreement and Plan of Merger is on file at the office of the Corporation at 3375 Mitchell Lane. Boulder, Colorado, 80301. 8. A copy of the Agreement and Plan of Merger will be furnished by the Corporation on request, and without cost, to any shareholder of the constituent corporations. 9. The authorized capital stock of Henry’s Marketplace, Inc. consists of 1,000,000 shares of Common Stock, with $.01 par value. 10. This Certificate of Ownership and Merger shall become effective at 12:01 am on September 27, 1999.

Executed on this 27th day of September, 1999, to be effective on the date set forth above. WILD OATS MARKETS, INC. By: [ILLIGIBLE] Name: Mary Beth Lewis Title: Secretary  Attest: [ILLIGIBLE] Freya Brier, Its Assistant Secretary M:\LEGAL\Acquisit\ibe\88\Henrys\docs\Certificate of Ownership.doc

CONSENT OF THE DIRECTORS OF HENRY’S MARKETPLACE, INC. (a California corporation) The following resolution was approved and adopted by the Directors of Henrys Marketplace, inc., a California corporation (the “Company”) on September 26, 1999. WHEREAS, the undersigned as the Directors of the Company has determined that it is in the best interest of the Company to merge into Wild Oats Markets, Inc. in accordance with the terms and provisions of the Agreement and Plan of Merger, a copy of which has been provided to the undersigned (the “Plan of Merger”). WHEREAS, the undersigned hereby waive the mailing requirement for the Plan of Merger. NOW, THEREFORE, BE IT: RESOLVED, that the Plan of Merger is hereby adopted by the undersigned, and the officers of the Company are hereby authorized and directed to negotiate, execute, deliver and do such other acts and things, make such other agreements or writings as such officers may deem to be appropriate in connection with the merger of the Company into Wild Oats Markets, Inc. [ILLEGIBLE] Mary Beth Lewis [ILLEGIBLE] Freya R. Brier EXHIBIT “A”

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 09:00 AM 11/01/1999 991464065 - 2629180 CERTIFICATE OF AMENDMENT TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF WED OATS MARKETS, INC. Wild Oats Markets, Inc., a Delaware corporation (the “Corporation”), hereby certifies as follows: 1. The amendment set forth below was duly adopted in accordance with Section 242 of the Delaware General Corporation Law. 2. Paragraph A of Article IV of the Amended and Restated Certificate of Incorporation is hereby amended to read in its entirety as follows: “ (a) CLASSES OF STOCK. This corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the corporation is authorized to issue is 65,000,000 of which 60,000,000 shares shall be Common Stock and 5,000,000 shares shall be Preferred Stock. The Common Stock shall have a par value of $.001 per share and the Preferred Stock shall have a par value of $.001 per share. 3. All other provisions of the Amended and Restated Certificate of Incorporation not amended hereby shall remain unchanged and in full force and effect IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed this 1st day of November, 1999. WILD OATS MARKETS, INC. By: [ILLEGIBLE] Asst. Secretary Freya R. Brier

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 10/25/2000
001538945 – 2629180

CERTIFICATE OF OWNERSHIP AND MERGER
OF
SUN HARVEST FARMS, INC.
(a Texas corporation)
INTO
WILD OATS MARKETS, INC.
(a Delaware corporation)

It is hereby certified that:

1. Wild Oats Markets, Inc. (hereinafter sometimes referred to as the "Corporation") is a business corporation of the State of Delaware.

2. The Corporation is the owner of all of the outstanding shares of stock of Sun Harvest Farms, Inc., which is a business corporation of the State of Texas.

3. An Agreement and Plan of Merger has been approved, adopted, certified, executed, and acknowledged by each of the constituent corporations in accordance with the provisions of Section 253 of the Delaware General Corporation Law.

4. The Corporation hereby merges Sun Harvest Farms, Inc. into the Corporation, with the Corporation as the surviving corporation.

5. A copy of the resolutions adopted on October 15, 1999 by the Board of Directors of the Corporation to merge the said Sun Harvest Farms, Inc. into the Corporation is attached hereto as Exhibit "A."

6. The Certificate of Incorporation of the Corporation shall be its Certificate of Incorporation.

7. An executed Agreement and Plan of Merger is on file at the office of the Corporation at 3375 Mitchell Lane, Boulder, Colorado, 80301.

8. A copy of the Agreement and Plan of Merger will be furnished by the Corporation on request, and without cost, to any shareholder of the constituent corporations.

9. The authorized capital stock of Sun Harvest Farms, Inc. consists of 1,000,000 shares of Common Stock, with $.01 par value.

10. This Certificate of Ownership and Merger shall become effective at 12:01 am on October 26, 2000.

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FAX:19165632121 PAGE 3/ 4

Executed on this 23rd day of October, 2000, to be effective on the date set forth above.

WILD OATS MARKETS, INC.

By: [signature]
Name: Mary Beth Lewis
Title: Secretary

Attest: [signature]

Freya Brier, Vice President - Legal

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EXHIBIT A RESOLUTION OF THE BOARD OF DIRECTORS OF WILD OATS MARKETS, INC (a Delaware corporation) The following resolutions were approved and adopted by a vote of a majority of the Board of Directors of Wild Oats Markets, Inc., a Delaware corporation (the “Company”) at a board meeting duly noticed and held on October 15, 1999, at which a quorum was present. ACQUISTION OF SUN HARVEST FARMS, INC. WHEREAS, the Board of Directors has determined that it is in the best interest of the Company to acquire all of the outstanding capital stock of Sun Harvest Farms, Inc., a Texas corporation, which corporation owns and operates thirteen stores in the Texas area, in a stock-for-stock exchange valued at approximately $22 million: WHEREAS, the Board of Directors has determined that it is in the best interest of the Company to merge Sun Harvest Farms, Inc. into the Company concurrently with the closing of the above described acquisition, all in accordance with the terms and provisions of the Stock Purchase Agreement, a copy of which has been provided to all of the members of the Board of Directors; NOW, THEREFORE, BE IT: RESOLVED, that the officers of the Company are hereby authorized and directed to negotiate, execute, deliver and do such other acts and things, make such other agreements or writings as such officers may deem to be appropriate in connection with the acquisition of Sun Harvest Farms, Inc.: FURTHER RESOLVED, that the officers of the Company are hereby authorized and directed to do or cause to be done any and all such acts and to execute and deliver any and all such further documents and instruments as they deem necessary or appropriate to merge Sun Harvest Farms, inc. into the Company. M:\BOD\Wild Oats Markets\MINUTES\RESOLUT\99\Sun Harvest Resolution 101599.doc

AMENDED CERTIFICATE OF DESIGNATIONS OF SERIES A JENIORFARTICIPATING PREFERRED STOCK OF WILD OATS MARKETS, INC. Pursuant to Section. 151 of the General Coloration Law of the State of Delaware The undersigned, Freya R. Brier, Vice President of Legal and General Counsel of Wild Oats Markets, Inc., a Delaware corporation (the “Corporation”), pursuant to resolutions duly adopted by the Board of Directors of the Corporation, hereby certifies: FIRST: That the Corporation filed a Certificate of Designations on May 20, 1998 designating 20,000 shares of the authorized preferred stock as “Series A Junior Participating Preferred Stock.” (the “Series A Certificate of Designations”); SECOND: That the Series A Certificate of Designations hereby is amended to increase the number of authorized shares of such series from 20,000 to 50,000; and THIRD: That this Amended Certificate of Designations has been duly adopted in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware. IN WITNESS WHEREOF, the Corporation has caused this Amended Certificate of Designations to be signed this 20th day of May, 2004. WILD OAK MARKETS, INC. By: [ILLGIBLE] Name: Freya R. Brier Title: Vice President of Legal and General Counsel State of Delaware Secretary of State Division of Corporations Delivered 05:42 PM 05/20/2004 FILED 05:42 PM 05/20/2004 SBV 040374294 - 2629180 FILE 887845.02-New York Server 7A - MSW

State of Delaware Secretary of State Division of Corporations Delivered 01:05 PM 08/31/2007 FILED 01:05 PM 08/31/2007 SRV 070977552 - 2629180 FILE CERTIFICATE OF OWNERSHIP AND MERGER MERGING WFMI MERGER CO. (a Delaware corporation) INTO WILD OATS MARKETS, INC. (a Delaware corporation) Pursuant to the provisions of Section 253 of the Delaware General Corporation Law, WFMI Merger Co., a Delaware corporation (“Parent”), does hereby certify as follows: 1. Parent and Wild Oats Markets, Inc., a Delaware corporation (“Subsidiary”), are duly incorporated under the laws of the State of Delaware. 2. Parent owns 27,595,216 outstanding shares of the capital stock of Subsidiary, which constitutes 90.01% of the total outstanding shares of the capital stock of Subsidiary. 3. Parent wishes to merge with and into Subsidiary, with Subsidiary being the surviving corporation (the “Merger”) as of 2:00 Eastern Time on August 31, 2007 being the Effective Time, and with the Amended and Restated Certificate of Incorporation, in the form of Annex II hereto, being the certificate of incorporation of the surviving corporation in the Merger. 4. Resolutions adopted by the Board of Directors of Parent on August 28, 2007 approving the Merger are attached as Annex I hereto. 5. The Merger has been approved on August 28, 2007 by the written consent of the sole holder of all of the outstanding stock of Parent.

IN WITNESS WHERE OF, the undersigned is executing this Certificate of Ownership and Merger on August 31, 2007. WFMI Merger Co. a Delaware corporation By: [ILLGIBLE] Name: Roberta Lang Title: President

ANNEX I. RESOLUTIONS OF THE BOARD OF DIRECTORS OF WFMI MERGER CO. WHEREAS, Parent and Subsidiary are parties to that certain Agreement and Plan of Merger, dated as of February 21, 2007 (the “Merger Agreement”); and WHEREAS, pursuant to Article I of the Merger Agreement, Parent has acquired more than 90% of the outstanding shares of common stock of the Subsidiary, par value $.001 per share, including associated preferred stock purchase rights (“Subsidiary Common Stock”), by means of a tender offer (the “Offer”); and WHEREAS, Article II of the Merger Agreement authorizes and directs the Parent to merge (the “Merger”) with and into the Subsidiary upon the completion of the Offer with the result that the Subsidiary be the surviving corporation (the “Surviving Corporation”) in the Merger; and WHEREAS, Section 253 of the Delaware General Corporation Law (“DGCL”) requires the Parent to set forth the terms of the Merger in a resolution to be filed in the State of Delaware; NOW THEREFORE, IT IS RESOLVED THAT, the Merger is advisable, fair to and in the best interests of Parent and its sole stockholder, and that the Merger be, and hereby is, authorized, to promptly occur upon the following terms: 1. At the effective time of the Merger (the “Effective Time”) and subject to and upon the terms and conditions of the Merger Agreement and the DGCL, Parent shall be merged with and into the Subsidiary, the separate corporate existence of Parent shall cease, and the Subsidiary shall continue as the surviving corporation. 2. At the Effective Time, the effect of the Merger shall be as provided in the Merger Agreement and the applicable provisions of the DGCL (including Section 259 of the DGCL). Without limiting me generality of the foregoing, and subject thereto, at the Effective Time all the property, rights, privileges, powers and franchises of the Subsidiary and Parent shall vest in the Surviving Corporation, and all debts, liabilities and duties of the Subsidiary and Parent shall become the debts, liabilities and duties of the Surviving Corporation. 3. If, at any time after the Effective Time, the Surviving Corporation shall consider or be advised that any deeds, bills of sale, assignments, assurances or any other actions or things are necessary or desirable to vest, perfect or confirm of record or otherwise in the Surviving Corporation its right, title or interest in, to or under any of the rights, properties or assets of either of the Subsidiary or Parent acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger or otherwise to carry out the Merger Agreement, the officers and directors of the Surviving Corporation shall be authorized to execute and deliver, in the name and on behalf of either the Subsidiary or Parent, all such deeds, bills of sale, assignments and assurances and to take and do, in the name and on behalf of each of such corporations or otherwise, all such other actions and things as may be necessary or desirable to vest, perfect or confirm any and all right, title and interest in, to and under such rights, properties or assets in the Surviving Corporation or otherwise to carry out the Merger Agreement. 4. At and after the Effective Time, the Certificate of Incorporation of the Surviving Corporation shall be amended and restated to read as set forth on the attachment hereto. 5. At and after the Effective Time, the By-Laws of Parent, as in effect immediately before the Effective Time, shall be the By-Laws of the Surviving Corporation until thereafter altered, amended or repealed as provided therein or in the Certificate of Incorporation of the Surviving Corporation and the DGCL, except that such By-Laws shall be amended to change the name of the Surviving Corporation to “Wild Oats Markets, Inc.” 6. The directors of Parent immediately before the Effective Time will be the initial directors of the Surviving Corporation, and the officers of the Subsidiary immediately before the Effective Time will be the initial officers of the Surviving Corporation, in each case until their successors are duly elected or appointed and qualified in the manner provided in the Surviving Corporation’s Certificate of Incorporation and By-Laws, or as otherwise provided by applicable law. 7. At the Effective Time, by virtue of the Merger and without any action on the part of Parent, the Subsidiary, the holder of any shares of Subsidiary Common Stock, or the holder of any shares of common stock of Parent (the “Parent Common Stacks”): (a) Each share of Subsidiary Common Stock that is issued and outstanding immediately prior to the Effective Time (other man shares to be cancelled in accordance with subparagraphs 7(c) and 7(d) below) or issuable pursuant to any outstanding equity awards as more fully described in the Merger Agreement shall be converted automatically into the right to receive an amount in cash equal to $18.50 (the “Merger Consideration”). As of the Effective Time, all shares of Subsidiary Common Stock upon which the Merger Consideration is payable pursuant to this subparagraph 7(a) shall no longer be outstanding and shall automatically be cancelled and retired and shall cease to exist, and each holder of a certificate representing any such shares of Subsidiary Common Stock shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration in respect of such holder’s shares. (b) Each share of Parent Common Stock that is issued and outstanding immediately prior to the Effective Time shall be converted into and become one fully paid and nonassessable share of common stock, $0.001 par value per share, of the Surviving Corporation, and the Surviving Corporation shall be a wholly-owned subsidiary of Parent Each such share of common stock of the Surviving Corporation shall be issued to Whole Foods Market, Inc., the sole stockholder of the Parent. (c) All shares of Subsidiary Common Stock that are owned by the Subsidiary or any direct or indirect subsidiary of the Subsidiary and any shares of Subsidiary Common Stock owned by Parent or any subsidiary of Parent or held in the treasury of the Subsidiary shall by virtue of the Merger and without any action on the part of the holder thereof, be cancelled and retired and shall cease to exist, and no cash, Subsidiary Common Stock or other consideration shall be delivered or deliverable in exchange therefor. (d) Shares of Subsidiary Common Stock that are issued and outstanding immediately prior to the Effective Time and that are held by a holder who shall not have voted in favor of the Merger or consented thereto in writing and who shall have demanded properly in writing an appraisal of the “fair value” of such Subsidiary Common Stock in accordance with Section 262 of the DGCL (collectively, the “Dissenting Shares”) shall be cancelled and terminated and shall cease to have any rights with respect to Dissenting Shares other than such rights as are granted pursuant to Section 262 of the DGCL, except that all Dissenting Shares held by holders of Subsidiary Common Stock who shall have failed to perfect or who effectively shall have withdrawn or lost their rights for an appraisal of such shares under the DGCL shall thereupon be deemed to have been cancelled and terminated, as of the Effective Time, and shall represent solely the right to receive the Merger Consideration in accordance with subparagraph 7(a) upon surrender in the manner provided in subparagraph 7(f) of the certificate or certificates that formerly evidenced such shares of Subsidiary Common Stock. Any payments made in respect of Dissenting Shares shall be made in accordance with the DGCL solely by the Surviving Corporation out of its own funds. (e) From time to time after the Effective Time, the Parent shall, and shall cause the Surviving Corporation to, when and as required, deposit with Computershare Trust Company, Inc. (the “Exchange Agent”), for the benefit of the holders of shares of Subsidiary Common Stock, for exchange in accordance with Article II of the Merger Agreement through the Exchange Agent, an amount equal to the aggregate Merger Consideration (such consideration being hereinafter referred to as the “Exchange Fund”). The Exchange Agent shall, pursuant to irrevocable instructions of the Surviving Corporation, make payments of the Merger Consideration out of the Exchange Fund. The Exchange Fund shall not be used for any other purpose. (f) As soon as reasonably practicable after the Effective Time, the Surviving Corporation shall cause the Exchange Agent to mail to each holder of record of a certificate or certificates which immediately prior to the Effective Time represented outstanding shares of Subsidiary Common Stock (the “Certificates”) whose shares of Subsidiary Common Stock were converted into the right to receive the Merger Consideration: (x) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Exchange Agent and shall be in such form and have such other customary provisions as the Surviving Corporation may reasonably specify); and (y) instructions for use in effecting the surrender of the Certificates in exchange for the Merger Consideration; all as more particularly described in the Merger Agreement. FURTHER RESOLVED, that me executive officers of Parent be, and hereby are, authorized, empowered and directed, for and on behalf of Parent, to execute and deliver and file a Certificate of Ownership and Merger effecting the Merger and to take all such actions and execute all such documents as such officers deem necessary, appropriate or advisable to consummate the Merger and any related transactions, the taking of such actions or the execution and delivery of such documents to evidence conclusively the authorization and approval of such by parent’s board of directors.

Annex II AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF WILD OATS MARKETS, INC. 1. The name of the Corporation is Wild Oats Markets, Inc. 2. The address of the Corporation’s registered office in the State of Delaware is 1209 Orange Street City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company. 3. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware. 4. The total number of shares of capital stock that the Corporation shall have the authority to issue is 10,000 shares of Common Stock with a par value of $0.001 per share.